Exhibit 1

SOUTHERN COPPER CORPORATION

U.S.$500,000,000 3.875% Notes due 2025

U.S.$1,500,000,000 5.875% Notes due 2045

UNDERWRITING AGREEMENT

April 20, 2015

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010-3629

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

HSBC Securities (USA) Inc.

452 Fifth Avenue

New York, New York 10018

Merrill Lynch, Pierce, Fenner & Smith

                           Incorporated

One Bryant Park

New York, New York 10036

UBS Securities LLC

1285 Avenue of the Americas

New York, New York 10019

As Representatives of the Several Underwriters (the “Representatives”),

Dear Sirs:

1. Introductory. Southern Copper Corporation, a Delaware corporation (the “Company”), agrees with the several Underwriters named in Schedule A hereto (the “Underwriters”) to issue and sell to the several Underwriters (i) U.S.$500,000,000 aggregate principal amount of its 3.875% notes due 2025 (the “2025 Notes”) and (ii) U.S.$1,500,000,000 aggregate principal amount of its 5.875% notes due 2045 (the “2045 Notes”). The 2025 Notes and the 2045 Notes will each constitute a series of notes to be issued under an indenture dated April 16, 2010 (the “Base Indenture”) between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by a fifth supplemental indenture in the case of the 2025 Notes, and a sixth supplemental indenture in the case of the 2045 Notes, in each case to be dated the Closing Date. Each such supplemental indenture, together with the Base Indenture, is referred to herein as an “Indenture,” and collectively as the “Indentures.” The 2025 Notes and the 2045 Notes are herein collectively called the “Offered Securities.”

2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:

(a) Filing and Effectiveness of Registration Statement; Certain Defined Terms. The Company has filed with the Commission a registration statement on Form S-3 (No. 333-203237), including a related prospectus or prospectuses, covering the registration of the Offered Securities under the Act, which has become effective. “Registration Statement” at any particular time means such registration statement in the form then filed with the Commission, including any amendment thereto, any document incorporated by reference therein and all 430B Information with respect to such registration statement, that in any case has not been superseded or modified.

“Registration Statement” without reference to a time means the Registration Statement as of the Effective Time. For purposes of this definition, 430B Information shall be considered to be included in the Registration Statement as of the time specified in Rule 430B.

For purposes of this Underwriting Agreement (this “Agreement”):

“430B Information” means information included in a prospectus then deemed to be a part of the Registration Statement pursuant to Rule 430B(e) or retroactively deemed to be a part of the Registration Statement pursuant to Rule 430B(f).

“Act” means the Securities Act of 1933, as amended.

“Applicable Time” means 5:00 pm (Eastern time) on the date of this Agreement.

“Closing Date” has the meaning defined in Section 3 hereof.

“Commission” means the Securities and Exchange Commission.

“Effective Time” of the Registration Statement relating to the Offered Securities means the time of the first contract of sale for the Offered Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Final Prospectus” means the Statutory Prospectus that discloses the public offering price, other 430B Information and other final terms of the Offered Securities and otherwise satisfies Section 10(a) of the Act.

“General Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being so specified in Schedule B to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Offered Securities that is in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g), including without limitation, any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission.

“Limited Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus.

“Rules and Regulations” means the rules and regulations of the Commission.

“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Act, the Exchange Act, the Trust Indenture Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and, as applicable, the rules of the New York Stock Exchange and the NASDAQ Stock Market (“Exchange Rules”).

“Statutory Prospectus” with reference to any particular time means the prospectus relating to the Offered Securities that is included in the Registration Statement immediately prior to that time, including any amendment thereto, any document incorporated by reference therein and all 430B Information with respect to the Registration Statement. For purposes of the foregoing definition, 430B Information shall be considered to be included in the Statutory Prospectus only as of the actual time that form of prospectus (including a prospectus supplement) is filed with the Commission pursuant to Rule 424(b) and not retroactively.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended.

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Unless otherwise specified, a reference to a “rule” is to the indicated rule under the Act.

(b)               Compliance with Securities Act Requirements. (i) (A) At the time the Registration Statement initially became effective, (B) at the time of each amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether by post-effective amendment, incorporated report or form of prospectus), (C) at the Effective Time relating to the Offered Securities and (D) on the Closing Date, the Registration Statement conformed and will conform in all respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) (A) on its date, (B) at the time of filing the Final Prospectus pursuant to Rule 424(b) and (C) on the Closing Date, the Final Prospectus will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any such document based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(b) hereof.

(c)               Automatic Shelf Registration Statement. (i) Well-Known Seasoned Issuer Status. (A) At the time of initial filing of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Offered Securities in reliance on the exemption of Rule 163, the Company was a “well known seasoned issuer” as defined in Rule 405, including not having been an “ineligible issuer” as defined in Rule 405.

(ii) Effectiveness of Automatic Shelf Registration Statement. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, that initially became effective within three years of the date of this Agreement. If immediately prior to the Renewal Deadline (as hereinafter defined), any of the Offered Securities remain unsold by the Underwriters, the Company will prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Offered Securities, in a form reasonably satisfactory to the Representatives. If the Company is no longer eligible to file an automatic shelf registration statement, the Company will prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Offered Securities, in a form reasonably satisfactory to the Representatives, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action reasonably necessary or appropriate to permit the public offering and sale of the Offered Securities to continue as contemplated in the expired registration statement relating to the Offered Securities. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be. “Renewal Deadline” means the third anniversary of the initial effective time of the Registration Statement.

(iii) Eligibility to Use Automatic Shelf Registration Form. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) objecting to use of the automatic shelf registration statement form. If at any time when Offered Securities remain unsold by the Underwriters the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Representatives, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Offered Securities, in a form reasonably satisfactory to the Representatives, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable, and (iv) promptly notify the Representatives of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Offered Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.

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(iv) Filing Fees. The Company has paid or shall pay the required Commission filing fees relating to the Offered Securities within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

(d)               Ineligible Issuer Status. (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Offered Securities and (ii) at the date of this Agreement, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, including (x) the Company or any other subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar proceeding, not having had a registration statement be the subject of a proceeding under Section 8 of the Act and not being the subject of a proceeding under Section 8A of the Act in connection with the offering of the Securities, all as described in Rule 405.

(e)               General Disclosure Package. As of the Applicable Time, neither (i) the General Use Issuer Free Writing Prospectus(es) issued at or prior to the Applicable Time, the preliminary prospectus supplement, dated April 20, 2015, including the base prospectus, dated April 3, 2015, (which is the most recent Statutory Prospectus distributed to investors generally), and the other information, if any, stated in Schedule B to this Agreement to be included in the General Disclosure Package, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Issuer Free Writing Prospectus specified in Schedule B, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to (i) that part of the Registration Statement which shall constitute the Trustee’s Statement of Eligibility and Qualifications (Form T-1) under the Trust Indenture Act, or (ii) any statements in or omissions from any Statutory Prospectus or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(b) hereof.

(f)                Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Final Prospectus or the General Disclosure Package at the time they were or hereafter are filed with the Commission, complied or will comply in all material respects as to form with the requirements of the Exchange Act.

(g)               Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (i) the Company has promptly notified or will promptly notify the Representatives and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

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(h)               Good Standing of the Company. The Company has been duly incorporated and is existing and in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the General Disclosure Package; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

(i)                 Subsidiaries. Each material subsidiary of the Company listed on Schedule C hereto (each a “Material Subsidiary,” and together the “Material Subsidiaries”) has been duly incorporated and is existing and in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own or lease, as the case may be, and to operate its properties and conduct its business as described in the General Disclosure Package; and each Material Subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business (a “Material Adverse Effect”); all of the issued and outstanding capital stock of each Material Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each Material Subsidiary owned by the Company, directly or through wholly-owned Material Subsidiaries, is owned free from liens, encumbrances and defects. Schedule C lists each Material Subsidiary of the Company and the jurisdiction in which it is chartered or organized. The subsidiaries of the Company that are not Material Subsidiaries do not individually, or taken together, constitute a “Significant Subsidiary” of the Company (as defined in Regulation S-X).

(j)                Execution and Delivery of the Indentures. Each Indenture has been duly authorized and has been duly qualified under the Trust Indenture Act; each series of the Offered Securities has been duly authorized and, when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date, each Indenture will have been duly executed and delivered, each series of Offered Securities will have been duly executed, authenticated, issued and delivered, will conform to the information in the General Disclosure Package and to the description of such Offered Securities contained in the Final Prospectus and the applicable Indenture and such series of Offered Securities will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles and judicial action giving effect to foreign governmental actions or laws.

(k)               Absence of Further Requirements. No consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) is required for the consummation of the transactions contemplated by this Agreement or the Indentures in connection with the offering, issuance and sale of the Offered Securities by the Company, except such as have been obtained, or made and such as may be required under state securities laws.

(l)                 Title to Property. Each of the Company and each of its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

(m)             Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance of each Indenture and this Agreement, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default or a Debt Repayment Triggering Event (as defined below) under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to (i) the charter or by-laws of the Company or any of its subsidiaries, (ii) any material provision of any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (iii) any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties of the Company or any of its subsidiaries is subject; except, in the case of (iii) above, for such conflicts breaches, violations, liens, charges or encumbrances that would not, individually or in the aggregate, have a Material Adverse Effect; a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture, or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

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(n)               Absence of Existing Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject, except such defaults that would not, individually or in the aggregate, result in a Material Adverse Effect.

(o)               Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(p)               Possession of Licenses and Permits. The Company and its subsidiaries possess all licenses, concessions, certificates, permits and other authorizations, in each case that are material to its business or operations, issued by the appropriate federal, national, state or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted (“Permits”); the Company and its subsidiaries have fulfilled and performed in all material respects all of their respective obligations with respect to any such Permits which are material to its business or operations and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(q)               Absence of Labor Dispute. No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened and the Company is not aware of any existing or, to the knowledge of the Company, threatened labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that would have a Material Adverse Effect, except as set forth in or contemplated in the General Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

(r)                Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes to be prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; and the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects.

(s)                Absence of Dividend Restrictions. No Material Subsidiary of the Company is currently prohibited, directly or indirectly, from paying dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated in the General Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

(t)                Possession of Intellectual Property. The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

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(u)               Environmental Laws. Except as disclosed in the General Disclosure Package, (a)(i) neither the Company nor any of its subsidiaries is in violation of, or has any liability under, any applicable federal, state, local or non-U.S. statute, law, rule, regulation, ordinance, code, other requirement or rule of law (including common law), or decision or order of any domestic or foreign governmental agency, governmental body or court, relating to pollution, to the use, handling, transportation, treatment, storage, discharge, disposal or release of Hazardous Substances, to the protection or restoration of the environment or natural resources (including biota), to human health and safety including as such relates to exposure to Hazardous Substances, and to natural resource damages (collectively, “Environmental Laws”), (ii) neither the Company nor any of its subsidiaries owns, occupies, operates or uses any real property contaminated with Hazardous Substances, (iii) neither the Company nor any of its subsidiaries is conducting or funding any investigation, remediation, remedial action or monitoring of actual or suspected Hazardous Substances in the environment, (iv) neither the Company nor any of its subsidiaries is liable or, to the knowledge of the Company, allegedly liable for any release or threatened release of Hazardous Substances, including at any off-site treatment, storage or disposal site, (v) neither the Company nor any of its subsidiaries is subject to any claim by any governmental agency or governmental body or person relating to Environmental Laws or Hazardous Substances, and (vi) the Company and its subsidiaries have received and are in compliance with all, and have no liability under any, permits, licenses, authorizations, identification numbers or other approvals required under applicable Environmental Laws to conduct their respective businesses as currently operated, except in each case covered by clauses (i) – (vi) such as would not individually or in the aggregate have a Material Adverse Effect; (b) to the knowledge of the Company there are no facts or circumstances that would reasonably be expected to result in a violation of, liability under, or claim pursuant to any Environmental Law that would have a Material Adverse Effect; and (c) to the knowledge of the Company there are no requirements proposed for adoption or implementation under any Environmental Law that would reasonably be expected to have a Material Adverse Effect. For purposes of this subsection “Hazardous Substances” means (A) petroleum and petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and mold, and (B) any other chemical, material or substance defined or regulated as toxic or hazardous or as a pollutant, contaminant or waste under Environmental Laws.

(v)               Accurate Disclosure. The statements in the General Disclosure Package and the Final Prospectus (exclusive of any supplement thereto) under the headings “Risk Factors,” “Description of the Notes,” “United States Federal Income Tax Consequences to Non-U.S. Holders” and “European Union Savings Directive” or in the equivalent portions of other statements incorporated by reference in a Registration Statement, a Statutory Prospectus or the General Disclosure Package, the statements in the Form 10-K of the Company for the year ended December 31, 2014 as filed with the Commission, under the headings “Item 1. Business” and “Item 1A. Risk Factors,” the statements in the Schedule 14A of the Company as filed with the Commission on March 26, 2014, under the heading “Related Party Transactions,” insofar as such statements summarize legal matters, agreements, documents or proceedings, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

(w)              Absence of Manipulation. The Company has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.

(x)               Statistical and Market-Related Data. Any third-party statistical and market-related data included or incorporated by reference in a Registration Statement, a Statutory Prospectus or the General Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate.

(y)               Sarbanes Oxley. There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (“Sarbanes-Oxley Act”), including Section 402 relating to loans and Sections 302 and 906 relating to certifications.

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(z)               Disclosure Controls. The Company and its subsidiaries maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act).

(aa)           Internal Controls. The Company and each of its subsidiaries maintain and will maintain a system of internal accounting controls including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting, an internal audit function and legal and regulatory compliance controls (collectively, “Internal Controls”) sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and its subsidiaries’ internal controls over financial reporting are effective and the Company and its subsidiaries are not aware of any material weakness in their internal control over financial reporting.

(bb)           eXtensible Business Reporting Language. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(cc)            Litigation. Except as disclosed in the General Disclosure Package, there are no pending actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Indentures or this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) are threatened or, to the Company’s knowledge, contemplated.

(dd)           Financial Statements. The financial statements included in the Registration Statement and the General Disclosure Package present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the schedules included in the Registration Statement present fairly the information required to be stated therein.

(ee)            No Material Adverse Change in Business. Except as disclosed in the General Disclosure Package, since the end of the period covered by the latest audited financial statements included in the General Disclosure Package (i) there has been no change, nor any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries, taken as a whole that is material and adverse, (ii) except as disclosed in or contemplated by the General Disclosure Package, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and (iii) except as disclosed in or contemplated by the General Disclosure Package, there has been no material adverse change in the capital stock, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company and its subsidiaries.

(ff)             Company Reserve Information. On the Closing Date, all information related to the Company’s and its subsidiaries’ ore reserves included in the General Disclosure Package and the Final Prospectus (collectively, the “Company Reserve Information”) (i) will be accurate in all material respects and (ii) will comply in all material respects with the applicable requirements of the Act and the Exchange Act, as applicable, and the respective rules thereunder. The Company Reserve Information has been calculated in accordance with standard mining engineering procedures used in the copper mining industry and applicable government reporting requirements and applicable law. All assumptions used in the calculation of the Company Reserve Information were and are reasonable.

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(gg)            Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the General Disclosure Package, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(hh)           Ratings. No “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company’s retaining any rating assigned to the Company or any securities of the Company or (ii) has indicated to the Company that it is considering any of the actions described in Section 7(c)(ii) hereof.

(ii)               Filing of Tax Returns. The Company and its subsidiaries have filed all federal, state, local and non-U.S. tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect); and, except as set forth in the General Disclosure Package, the Company and its subsidiaries have paid all taxes (including any assessments, fines or penalties) required to be paid by them, except for any such taxes, assessments, fines or penalties currently being contested in good faith or as would not, individually or in the aggregate, have a Material Adverse Effect.

(jj)              Stamp and Transfer Taxes. No stamp or other transfer taxes or duties and no capital gains, income, stock exchange, value-added, withholding or other taxes are payable in the United States, Peru, Mexico or any other jurisdiction in which either the Company or any of its subsidiaries is organized or engaged in business for tax purposes or, in each case, any political subdivision thereof or any authority having power to tax, in connection with the execution or delivery of this Agreement or the issuance or sale by the Company of the Offered Securities.

(kk)           Compliance with FCPA. Neither the Company nor any of its subsidiaries, or to the knowledge of the Company, any of their respective affiliates, officers, directors, agents, or employees, has (i) taken any action, directly or indirectly, that would result in a violation by such persons of any applicable anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) or any other applicable laws, rules or regulations of similar purpose and scope of any other jurisdictions in which the Company or any of its subsidiaries does business, (ii) used any of the funds of the Company or its subsidiaries with an unlawful purpose or in an unlawful manner for any contribution, gift, entertainment or other expense relating to political activity or as a means to permit the operation of the Company or its subsidiaries in contravention of any applicable law, (iii) made any direct or indirect payment to any foreign or domestic government official (or “foreign official,” as such term is defined in the FCPA) or employee in contravention of any applicable law from any of the funds of the Company or its subsidiaries, or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment in contravention of any applicable law; and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their respective businesses in compliance with the FCPA and other applicable laws, rules or regulations of similar purpose and scope of any other jurisdictions in which the Company or any of its subsidiaries or affiliates does business and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. No part of the offering proceeds will be used, directly or indirectly, in violation of the FCPA or any other applicable laws, rules or regulations of similar purpose and scope, each as may be amended, or the rules or regulations thereunder.

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(ll)               Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with all applicable anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign (including, but not limited to, Peru and Mexico), or other laws and regulations regarding anti-money laundering, including, without limitation, Title 18 U.S. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, as well as with any applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s best knowledge, threatened.

(mm)       Sanctions. Neither the Company nor any of its subsidiaries, or to the knowledge of the Company, any of their respective affiliates, officers, directors, agents, or employees, (i) is, or is controlled or 50% or more owned by, or is acting on behalf of, an individual or entity currently subject to any sanctions administered by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of State or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, the United Kingdom (including sanctions administered or enforced by Her Majesty’s Treasury) or any other relevant and applicable sanctions authority (collectively, “Sanctions,” and such persons “Sanctioned Persons,” and each such person a “Sanctioned Person”), (ii) is located, organized, or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (collectively, “Sanctioned Countries,” and each a “Sanctioned Country”) or (iii) will, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity in any manner that would result in a violation of any Sanctions by, or could result in the imposition of Sanctions against, any individual or entity (including any individual or entity participating in the offering, whether as a purchaser, advisor, investor, or otherwise). Except as has been disclosed to the Underwriters or is not material to the analysis under any Sanction, neither the Company nor any of its subsidiaries has engaged in any prohibited dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding three years, nor does the Company or any of its subsidiaries have any plans to increase their dealings or transactions with or for the benefit of Sanctioned Persons, or with or in Sanctioned Countries. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with all applicable laws and regulations imposing Sanctions.

(nn)           Jurisdiction. Neither the Company nor any of its subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of Mexico or Peru.

3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, the Company agrees to sell to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, as set forth opposite the names of the Underwriters in Schedule A hereto, the principal amounts of Offered Securities, at a purchase price of (i) 99.159% of the principal amount, in the case of the 2025 Notes, and (ii) 98.433% of the principal amount, in the case of the 2045 Notes, in each case plus accrued interest from April 23, 2015 to the Closing Date (as hereinafter defined).

The Company will deliver each series of the Offered Securities to or as instructed by the Representatives for the accounts of the several Underwriters in a form reasonably acceptable to the Representatives against payment of the purchase price by the Underwriters in Federal (same day) funds by wire transfer to an account at a bank acceptable to the Underwriters at the office of Cleary Gottlieb Steen & Hamilton LLP, at 10:00 a.m., New York time, on April 23, 2015, or at such other time not later than three full business days thereafter as the Representatives and the Company determine, such time being herein referred to as the “Closing Date”. For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The Offered Securities so to be delivered or evidence of their issuance will be made available for checking at the above office at least 24 hours prior to the Closing Date.

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4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Final Prospectus.

5. Certain Agreements of the Company. The Company agrees with the several Underwriters that:

(a)                Filing of Prospectuses. The Company has filed or will file each Statutory Prospectus (including the Final Prospectus) pursuant to and in accordance with Rule 424(b)(2) (or, if applicable and consented to by the Representatives, subparagraph (5)) not later than the second business day following the earlier of the date it is first used or the execution and delivery of this Agreement. The Company has complied and will comply with Rule 433.

(b)                Filing of Amendments; Response to Commission Requests. The Company will promptly advise the Representatives of any proposal to amend or supplement the Registration Statement or any Statutory Prospectus at any time and will offer the Representatives a reasonable opportunity to comment on any such amendment or supplement; and the Company will also advise the Representatives promptly of (i) the filing of any such amendment or supplement, (ii) any request by the Commission or its staff for any amendment to the Registration Statement, for any supplement to any Statutory Prospectus or for any additional information, (iii) the institution by the Commission of any stop order proceedings in respect of the Registration Statement or the threatening of any proceeding for that purpose, and (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities in any jurisdiction or the institution or threatening of any proceedings for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

(c)                 Continued Compliance with Securities Laws. If, at any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act by any Underwriter or dealer, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Final Prospectus to comply with the Act, the Company will promptly notify the Representatives of such event and will promptly prepare and file with the Commission and furnish, at its own expense, to the Underwriters and the dealers and any other dealers upon the request of the Representatives, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives’ consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7 hereof.

(d)                Rule 158. As soon as practicable, but not later than 16 months, after the date of this Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the date of this Agreement and satisfying the provisions of Section 11(a) of the Act and Rule 158.

(e)                 Furnishing of Prospectuses. The Company will furnish to the Representatives copies of the Registration Statement, including all exhibits, any Statutory Prospectus, the Final Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representatives reasonably request. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

(f)                 Blue Sky Qualifications. The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution.

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(g)                 Reporting Requirements. For so long as the Offered Securities remain outstanding, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as the Representatives may reasonably request. However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), it is not required to furnish such reports or statements to the Underwriters.

(h)                Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including but not limited to (i) any filing fees and other expenses incurred in connection with the qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives designate and the preparation and printing of memoranda relating thereto; (ii) all expenses in connection with the execution, issue, authorization, authentication, packaging, transfer and initial delivery of the Offered Securities, the preparation and printing of this Agreement, the Offered Securities, the Indentures, the Registration Statement, the General Disclosure Package, the Final Prospectus, all amendments and supplements thereto, any Issuer Free Writing Prospectus and any other document related to the issuance, offer, sale and delivery of the Offered Securities; (iii) any fees charged by investment rating agencies for the rating of the Offered Securities; (iv) fees and expenses of the Trustee and its professional advisers, including legal counsel; (v) costs and expenses relating to any advertising, investor presentations or any “road show” in connection with the offering and sale of the Offered Securities including, without limitation, any travel expenses of the Underwriters’ and the Company’s officers and employees and any other related expenses of the Underwriters and the Company including the chartering of airplanes; (vi) fees and expenses incident to listing the Offered Securities on the Irish Stock Exchange; (vii) fees and expenses in connection with the registration of the Offered Securities under the Securities Act and the Exchange Act; (viii) expenses incurred in distributing preliminary prospectuses and the Final Prospectus (including any amendments and supplements thereto) and for expenses incurred for preparing, printing and distributing any Issuer Free Writing Prospectuses to investors or prospective investors, (ix) the fees and expenses of the Company’s counsel and the accountants incurred in distributing the General Disclosure Package, the Final Prospectus (including any amendments and supplements thereto) and any Issuer Free Writing Prospectus to the Underwriters; and (x) the reasonable fees and expenses of the Underwriters’ Peruvian, Mexican and U.S. counsel.

(i)                  Use of Proceeds. The Company will use the net proceeds received in connection with this offering in the manner described in the “Use of Proceeds” section of the General Disclosure Package. The Company will not use any of the proceeds from the sale of the Offered Securities in such a way that would require the participation of a “qualified independent underwriter” within the meaning of FINRA Rule 2720.

(j)                  Absence of Manipulation. The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Offered Securities.

(k)                Restriction on Sale of Securities. The Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to U.S. dollar-denominated debt securities issued or guaranteed by the Company and having a maturity of more than one year from the date of issue, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives for a period beginning on the date hereof and ending 15 days after the Closing Date.

(l)                  Listing. The Company will make or cause to be made an application for the Offered Securities to be listed on the Global Exchange Market of the Irish Stock Exchange Limited and will use commercially reasonable efforts to have the Offered Securities listed or admitted to trading on the Global Exchange Market of the Irish Stock Exchange Limited. The Company shall, from time to time, take such other actions as shall be necessary to maintain any listing of the Offered Securities in accordance with the terms hereof.

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6. Free Writing Prospectuses. (a) Issuer Free Writing Prospectuses. The Company represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

(b)  Term Sheets. The Company will prepare a final term sheet relating to the Offered Securities, containing only information that describes the final terms of the Offered Securities and otherwise in a form consented to by the Representatives, and will file such final term sheet within the period required by Rule 433(d)(5)(ii) following the date such final terms have been established for all classes of the offering of the Offered Securities. Any such final term sheet is an Issuer Free Writing Prospectus and a Permitted Free Writing Prospectus for purposes of this Agreement. The Company also consents to the use by any Underwriter of a free writing prospectus that contains only (i)(x) information describing the preliminary terms of the Offered Securities or their offering or (y) information that describes the final terms of the Offered Securities or their offering and that is included in the final term sheet of the Company contemplated in the first sentence of this subsection or (ii) other information that is not “issuer information,” as defined in Rule 433, it being understood that any such free writing prospectus referred to in clause (i) or (ii) above shall not be an Issuer Free Writing Prospectus for purposes of this Agreement.

7. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Offered Securities on the Closing Date will be subject to the accuracy of the representations and warranties of the Company herein (as though made on the Closing Date), to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a)                          Accountants’ Comfort Letter. The Representatives shall have received letters, dated, respectively, the date hereof and the Closing Date, of Galaz, Yamazaki, Ruiz Urquiza S.C., member firm of Deloitte Touche Tohmatsu Limited confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Securities Laws and substantially in the form of Schedule D hereto, (except that, in any letter dated the Closing Date, the specified date referred to in Schedule D hereto shall be a date no more than three days prior to the Closing Date).

(b)                          Filing of Prospectus. The Final Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof. No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, shall be contemplated by the Commission.

(c)                          No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole which, in the judgment of the Representatives, is material and adverse and makes it impractical or inadvisable to market the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii)  any change in U.S., Mexican, Peruvian or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which is such as to make it, in the reasonable judgment of the Representatives, impractical to market or to enforce contracts for the sale of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any suspension or material limitation of trading in securities generally on the New York Stock Exchange or the Lima Stock Exchange, or any setting of minimum or maximum prices for trading on such exchange; (v) or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by any U.S. federal or New York authorities; (vii) any major disruption of settlements of securities, payment, or clearance services in the United States or any other country where such securities are listed or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, Mexico or Peru, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency is such as to make it impractical or inadvisable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities.

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(d)                          Opinion of U.S. Counsel for the Company. The Company shall have requested and caused Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, in the form set forth on Exhibit A-1, Exhibit A-2 and Exhibit A-3 hereto.

(e)                          Opinion of Mexican Counsel for the Company. The Company shall have requested and caused González Calvillo, S.C., Mexican counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, in the form set forth on Exhibit B-1 and Exhibit B-2 hereto.

(f)                           Opinion of Peruvian Counsel for the Company. The Company shall have requested and caused Rodrigo Elías & Medrano Abogados, Peruvian counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, in the form set forth on Exhibit C-1 and Exhibit C-2 hereto.

(g)                          Opinion of U.S. Counsel for the Underwriters. The Representatives shall have received from Cleary Gottlieb Steen & Hamilton LLP, U.S. counsel for the Underwriters, their opinion, dated the Closing Date and addressed to the Representatives, and the Company and its subsidiaries shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(h)                          Opinion of Mexican Counsel for the Underwriters. The Representatives shall have received from Ritch Mueller, Heather y Nicolau, S.C., Mexican counsel for the Underwriters, their opinion, dated the Closing Date and addressed to the Representatives, and the Company and its subsidiaries shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(i)                            Opinion of Peruvian Counsel for the Underwriters. The Representatives shall have received from Estudio Echecopar, a member firm of Baker & Mckenzie International, Peruvian counsel for the Underwriters, their opinion, dated the Closing Date and addressed to the Representatives and the Company and its subsidiaries shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(j)                           Officer’s Certificate. The Representatives shall have received a certificate, dated the Closing Date, of an executive officer of the Company and a principal financial or accounting officer of the Company in which such officers shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of their knowledge and after reasonable investigation, are contemplated by the Commission; and, subsequent to the date of the most recent financial statements in the General Disclosure Package, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole except as set forth in the General Disclosure Package or as described in such certificate.

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The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. The Representatives may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder.

8. Indemnification and Contribution. (a) Indemnification of Underwriters. The Company will indemnify and hold harmless each Underwriter, its partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, any Statutory Prospectus as of any time, the Final Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.

(b) Indemnification of Company. Each Underwriter will severally and not jointly indemnify and hold harmless the Company, each of its directors and each of its officers who signs a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “Underwriter Indemnified Party”), against any losses, claims, damages or liabilities to which such Underwriter Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, any Statutory Prospectus as of any time, the Final Prospectus, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or the alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Underwriter Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Underwriter Indemnified Party is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of (a) the third paragraph of text under the caption “Underwriting” in the Final Prospectus, concerning the terms of the offering by the Underwriters; (b) the second sentence of the fourth paragraph of text under the caption “Underwriting” in the Final Prospectus, concerning market making by the Underwriters; and (c) the fifth, sixth, seventh and eighth paragraphs of text under the caption “Underwriting” in the Final Prospectus, concerning short sales, stabilizing transactions and purchases to cover positions created by short sales by the Underwriters.

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(c) Actions against Parties; Notification. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(d) Contribution. If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(d).

9. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on the Closing Date and the aggregate principal amount of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities that the Underwriters are obligated to purchase on the Closing Date, the Representatives may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on the Closing Date. If any Underwriter or Underwriters so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities that the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to the Representatives and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 10. As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

16

10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 hereof, the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities, and the respective obligations of the Company and the Underwriters pursuant to Section 8 hereof shall remain in effect. In addition, if any Offered Securities have been purchased hereunder, the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect.

11. Notices. All communications hereunder will be in writing and will be mailed, delivered or telegraphed and confirmed, to the addresses below:

If to the Representatives:

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

Facsimile: +1(646) 935-3690

Attention: LCD-IBD

Morgan Stanley & Co. LLC

1585 Broadway

New York, NY 10036

Facsimile: +1(212) 507-8999

Attention: Investment Banking Division

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

50 Rockefeller Plaza

NY1-050-12-02

New York, NY 10020

Facsimile: +1(646) 855-5958

Attention: High Grade Transaction Management / Legal

HSBC Securities (USA) Inc.

452 Fifth Avenue

New York, NY 10018

Facsimile: +1(212) 525-0238

Attention: Transaction Management Group

17

UBS Securities LLC

1285 Avenue of the Americas

New York, NY 10019

Facsimile: +1(203) 719-0495

Attention: Income Syndicate

provided, however, that any notice to an Underwriter pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

If to the Company:

Southern Copper Corporation

Edificio Parque Reforma

Campos Elíseos No. 400

Col. Lomas de Chapultepec

C.P. 11000 México, D.F., México

Facsimile: +(52 55) 1103-5583

Attention: General Counsel

12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

13. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this offering and sale of Securities, and any action under this Agreement taken by the Representatives jointly will be binding upon all the Underwriters.

14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

15. Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a)                           No Other Relationship. The Representatives have been retained solely to act as underwriters in connection with the sale of Offered Securities and that no fiduciary, advisory or agency relationship between the Company and the Representatives has been created in respect of any of the transactions contemplated by this Agreement or the Final Prospectus, irrespective of whether the Representatives have advised or are advising the Company on other matters;

(b)                            Arms’ Length Negotiations. The price of the Offered Securities set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Representatives and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)                            Absence of Obligation to Disclose. The Company has been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Representatives have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d)                            Waiver. The Company waives, to the fullest extent permitted by law, any claims it may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Representatives shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

18

16. USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients

17. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

18. Jurisdiction. The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in The City of New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.

[Signature pages follow]

19

If the foregoing is in accordance with the Representatives’ understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

Very truly yours,
Southern Copper Corporation

By:
Name:
Title:

Signature page to Underwriting Agreement

The foregoing Underwriting Agreement is hereby confirmed
and accepted as of the date first above written.

Acting on behalf of themselves and as the
Representatives of the several Underwriters

Credit Suisse Securities (USA) LLC

By:
Name:
Title:

Signature page to Underwriting Agreement

The foregoing Underwriting Agreement is hereby confirmed
and accepted as of the date first above written.

Acting on behalf of themselves and as the
Representatives of the several Underwriters

Morgan Stanley & Co. LLC

By:
Name:
Title:

Signature page to Underwriting Agreement

The foregoing Underwriting Agreement is hereby confirmed
and accepted as of the date first above written.

Acting on behalf of themselves and as the Representatives
of the several Underwriters

Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:
Name:
Title:

Signature page to Underwriting Agreement

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

Acting on behalf of themselves and as the Representatives
of the several Underwriters

HSBC Securities (USA) Inc.

By:
Name:
Title:

Signature page to Underwriting Agreement

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

Acting on behalf of themselves and as the Representatives
of the several Underwriters

UBS Securities LLC

By:
Name:
Title:

By:
Name:
Title:

Signature page to Underwriting Agreement

SCHEDULE A

Underwriter	Principal Amount of 2025 Notes
Credit Suisse Securities (USA) LLC	U.S.$165,000,000
Morgan Stanley & Co. LLC.	U.S.$165,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	U.S.$56,667,000
HSBC Securities (USA) Inc.	U.S.$56,667,000
UBS Securities LLC	U.S.$56,666,000
Total of 2025 Notes	U.S.$500,000,000

Underwriter	Principal Amount of 2045 Notes
Credit Suisse Securities (USA) LLC	U.S.$495,000,000
Morgan Stanley & Co. LLC.	U.S.$495,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	U.S.$170,000,000
HSBC Securities (USA) Inc.	U.S.$170,000,000
UBS Securities LLC	U.S.$170,000,000
Total of 2045 Notes	U.S.$1,500,000,000

Schedule A

SCHEDULE B

1.	General Use Free Writing Prospectuses (included in the General Disclosure Package)

“General Use Issuer Free Writing Prospectus” includes each of the following documents:

1. Final term sheet, dated April 20, 2015, to be filed with the Commission on April 21, 2015.

2.	Other Information Included in the General Disclosure Package

The following information is also included in the General Disclosure Package:

None.

Schedule B

SCHEDULE C

Material Subsidiaries of Southern Copper Corporation

Subsidiary	Jurisdiction of Organization	Percent Owned by the Company

Americas Sales Company Inc.	Delaware	100.00

Minera México Internacional Inc.	Delaware	100.00

Southern Peru Limited	Delaware	100.00

Buenavista del Cobre, S.A. de C.V.	Mexico	99.99

Industrial Minera México, S.A. de C.V.	Mexico	99.99

Mexicana del Arco, S.A. de C.V.	Mexico	99.99

Mexicana de Cobre, S.A. de C.V.	Mexico	98.14

Minera México, S.A. de C.V.	Mexico	99.95

Operadora de Minas e Instalaciones Mineras, S.A. de C.V.	Mexico	99.99

Servicios de Apoyo Administrativo, S.A. de C.V.	Mexico	99.99

Compañía Minera Los Tolmos S.A.	Peru	97.31
Schedule C

SCHEDULE D

Form of Comfort Letter from

Galaz, Yamazaki, Ruiz Urquiza S.C., member firm of Deloitte Touche Tohmatsu Limited

This draft is furnished solely for the purpose of indicating the form of letter that we would expect to be able to furnish the representatives of the several underwriters named in Schedule A of the Underwriting Agreement (the “Representatives”) in response to their request, the matters expected to be covered in the letter, and the nature of the procedures that we would expect to perform with respect to such matters. Based on our discussions with the Representatives, it is our understanding that the procedures outlined in this draft letter are those they wish us to follow. Unless the Representatives inform us otherwise, we shall assume that there are no additional procedures they wish us to follow. The text of the letter itself will depend, of course, on the results of the procedures, which we would not expect to complete until shortly before the letter is given and in no event before the cutoff date indicated therein.

April 20, 2015

Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010-3629

Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

HSBC Securities (USA), Inc.

452 Fifth Avenue

New York, New York 10018

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

One Bryant Park

New York, New York 10036

UBS Securities LLC

1285 Avenue of the Americas

New York, New York 10019

as representatives of the several underwriters named in Schedule A of the Underwriting Agreement relating to the Notes (as defined below)

Ladies and Gentlemen:

We have audited the consolidated balance sheets of Southern Copper Corporation and subsidiaries (the “Company”) as of December 31, 2014 and 2013 and the consolidated statements of earnings, comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2014, the related financial statement schedules, and the effectiveness of the Company’s internal control over financial reporting as of December 31, 2014. The Company’s financial statements, financial statement schedules and our report thereon and our report on the effectiveness of the Company's internal control over financial reporting (which report expresses an adverse opinion on the effectiveness of the Company’s internal control over financial reporting because of a material weakness) are included in the Company’s annual report on Form 10-K for the year ended December 31, 2014 which is incorporated by reference in the preliminary prospectus supplement dated April 20, 2015 (the “Preliminary Prospectus”) and the final prospectus supplement dated April 20, 2015 (the “Final Prospectus” and together with the Preliminary Prospectus, the “Prospectus”), for the offer and sale of U.S.$500,000,000, 3.875% Notes due 2025 and U.S.$1,500,000,000, 5.875%% Notes due 2045 (collectively, the “Notes”) under registration statement (No. 333-203237) on Form S-3, filed by the Company under the Securities Act of 1933, as amended (the “Act”).

Schedule D

In connection with the Prospectus —

1.	We are an independent registered public accounting firm with respect to the Company within the meaning of the Act and the applicable rules and regulations thereunder adopted by the Securities and Exchange Commission (“SEC”) and the Public Company Accounting Oversight Board (United States) (“PCAOB”).

2.	In our opinion, the consolidated annual financial statements and financial statement schedules audited by us and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Securities Exchange Act of 1934, and the related rules and regulations adopted by the SEC.

3.	We have not audited any financial statements of the Company as of any date or for any period subsequent to December 31, 2014; although we have conducted an audit for the year ended December 31, 2014, the purpose (and therefore the scope) of the audit was to enable us to express our opinion on the consolidated financial statements as of December 31, 2014, and for the year then ended, but not on the consolidated financial statements for any interim period within that year. Therefore, we are unable to and do not express any opinion on the financial position, results of operations, comprehensive income or cash flows as of any date or for any period subsequent to December 31, 2014.

4.	For purposes of this letter, we have read the 2015 minutes of the meetings of the stockholders, the board of directors, and the Corporate Practices Committee, the Finance and Planning Committee and the Audit Committee of the Company and its subsidiaries as set forth in the minutes books at April 17, 2015, officials of the Company having advised us that the minutes of all such meetings through those dates were set forth therein; we have carried out other procedures to April 17, 2015 as follows (our work did not extend to the period from April 18, 2015 to April 20, 2015, inclusive):

a.	With respect to the period from January 1, 2015 to March 31, 2015, we have –

    Read the unaudited consolidated financial statements of the Company and subsidiaries for January, February and March of both 2015 and 2014 furnished to us by the Company, officials of the Company having advised us that no such financial statements as of any date or for any period subsequent to March 31, 2015 were available.

    Inquired of certain officials of the Company who have responsibility for financial and accounting matters whether the unaudited consolidated financial statements referred to in a(i) are stated on a basis substantially consistent with that of the audited consolidated financial statements included in the Company’s annual report on Form 10-K for the year ended December 31, 2014 which is incorporated by reference in the Prospectus.

The foregoing procedures do not constitute an audit conducted in accordance with the standards of the PCAOB. Also, they would not necessarily reveal matters of significance with respect to the comments in the following paragraph. Accordingly, we make no representations about the sufficiency of the foregoing procedures for your purposes.

Schedule D

5.	Nothing came to our attention as a result of the foregoing procedures, however, that caused us to believe that—

a.

(i)	At March 31, 2015, there was any change in the common stock, increase in debt (including short-term debt and the current portion of long-term debt), or decrease in consolidated net current assets or stockholders' equity of the Company as compared with amounts shown in the December 31, 2014 consolidated balance sheet included or incorporated by reference in the Prospectus, except in all instances for changes, increases or decreases that the Prospectus discloses have occurred or may occur and except as discussed below or

(ii)	For the period from January 1, 2015 to March 31, 2015, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales, operating income or in the total or per-share amounts of net income, except in all instances for changes, increases or decreases that the Prospectus discloses have occurred or may occur and except as discussed below.

As of March 31, 2015, common stock changed, debt (including short-term debt and the current portion of long-term debt) increased and consolidated net current assets and stockholders’ equity decreased as shown in the following table:

	As of March 31, 2015 (thousands of U.S. dollars)	As of December 31, 2014 (thousands of U.S. dollars)
Common stock (including additional paid-in capital)	$3,350,802	$3,353,515
Debt (including short-term debt and the current portion of long-term debt)	$4,256,345	$4,206,031
Net current assets	$951,988	$1,338,884
Stockholders’ equity	$5,669,634	$5,836,599

Schedule D

For the period from January 1, 2015 to March 31, 2015, consolidated net sales, operating income, net income and net income per share decreased, as compared to the same period in the previous year, as shown in the following table:

	January 1, 2015 to March 31, 2015	January 1, 2014 to March 31, 2014
Net sales	$1,274,807	$1,354,383
Operating income	$436,937	$562,927
Net income	$283,687	$324,597
Net earnings per share	$0.35	$0.39

6.	Company officials have advised us that no consolidated financial statements as of any date or for any period subsequent to March 31, 2015 are available; accordingly, the procedures carried out by us with respect to changes in financial statement items after March 31, 2015, have, of necessity, been even more limited than those with respect to the periods referred to in 4. We have inquired of certain officials of the Company who have responsibility for financial and accounting matters whether (a) at April 17, 2015 there was any change in the common stock, increase in debt (including short-term debt and the current portion of long-term debt), or any decreases in net current assets or stockholders’ equity of the Company as compared with amounts shown on the December 31, 2015 consolidated balance sheet included in the Company's annual report on Form 10-K for the year ended December 31, 2014, incorporated by reference in the Prospectus, or (b) for the period from January 1, 2015 to April 17, 2015, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales, operating income or in the total or per-share amounts of net income. On the basis of these inquiries and our reading of the minutes as described in 4, nothing came to our attention that caused us to believe that there was any such change, increase, or decrease, except in all instances for changes, increases, or decreases that the Prospectus discloses have occurred or may occur and except as described in the following sentence. We have been informed by officials of the Company that, although the exact amounts may not be fully determined as of April 17, 2015 and for the period from January 1, 2015 to April 17, 2015, they believe that the changes, increases and decreases described in paragraph 5 have remained through such date and for such period.

7.	For purposes of this letter, we have also read the section labeled “Capitalization”, specifically the amounts under the captions “Historical” as contained in such section as set forth on page S-11 in the Preliminary Prospectus and on page S-X in the Final Prospectus and under the caption “As Adjusted” as contained in such section as set forth on page S-X in the Final Prospectus. In relation thereto, we performed procedures and have the following comments:

a.	With respect to the amounts listed under the caption “Historical”, we (i) compared the amounts with the balances in the corresponding accounts in the annual consolidated financial statements referred to in the introductory paragraph of this letter and found them to be in agreement, or (ii) proved the arithmetic accuracy of the summations based on the data in the audited consolidated financial statements previously described.

b.	We compared the amounts listed under the caption “Historical” adjusted for the issuance of the Notes to be offered by means of the Prospectus, and for the proposed use of a portion of the estimated proceeds from the issuance of the Notes as described in the Prospectus under “Use of Proceeds”, with the amounts shown under the caption “As Adjusted” and found such amounts to be in agreement. However, we make no comments regarding the reasonableness of the “Use of Proceeds” or whether such use will actually take place.

Schedule D

8.	For purposes of this letter, we have also read the items identified by you on the attached copies of the Prospectus, the annual report on Form 10-K of the Company for the year ended December 31, 2014 and the Definitive Proxy Statement on Schedule 14A of the Company filed with the SEC on March 27, 2015, and have performed the following procedures, which were applied as indicated with respect to the symbols explained below:

A	Compared the amounts to the corresponding amounts included in the Company’s audited consolidated financial statements as of and for the year ended as indicated therein, and found them to be in agreement.

B	Proved the arithmetic accuracy of the amounts, percentages or ratios based on the data in the Company’s audited consolidated financial statements as of and for the year ended as indicated therein, and found them to be in agreement after rounding.

C	Compared the amounts, percentage or ratios to corresponding amounts in analyses prepared by the Company and found them to be in agreement, rounded where appropriate. With respect to such analyses, we have been informed by the Company that the amounts contained in such analyses have been prepared or derived from the accounting records that are subject to the internal controls of the Company’s accounting system. With respect to the amounts in such analyses, we (a) compared the amounts to the Company’s accounting records and found them to be in agreement, and (b) proved the arithmetic accuracy of the amounts, percentages or ratios therein including previous years’ amounts when applicable.

9.	With respect to paragraph 8 above:

a.	It should be understood that we make no representations regarding questions of legal interpretation or regarding the sufficiency for your purposes of the procedures enumerated in the preceding paragraph; also, such procedures would not necessarily reveal any material misstatement of the amounts or percentages listed above. Further, we have addressed ourselves solely to the foregoing data as set forth in the Prospectus and make no representations regarding the adequacy of disclosure or regarding whether any material facts have been omitted.

b.	It should be understood that (1) we make no representations regarding the Company’s determination and presentation of the non-GAAP measures of financial performance or liquidity (cash cost per pound of copper produced and net debt to total capitalization), (2) the non-GAAP measure presented may not be comparable to similarly titled measures reported by other companies, and (3) we make no comment as to whether the non-GAAP measure complies with the requirements of Item 10 of Regulation S-K (S-B).

c.	Our audit of the consolidated financial statements for the periods referred to in the introductory paragraph of this letter comprised audit tests and procedures deemed necessary for the purpose of expressing an opinion on such financial statements taken as a whole. For none of the periods referred to therein, or any other period, did we perform audit tests for the purpose of expressing an opinion on individual balances of accounts or summaries of selected transactions such as those enumerated above and, accordingly, we express no opinion thereon.

Schedule D

10.	This letter is for the information of the addressees and is solely to assist the underwriters in conducting and documenting their investigation of the affairs of the Company in connection with the offering of the securities covered by the Prospectus, and it is not to be used, circulated, quoted, or otherwise referred to within or without the underwriting group for any purpose, including but not limited to the registration, purchase, or sale of securities, nor is it to be filed with or referred to in whole or in part in the Prospectus or any other document, except that reference may be made to it in the underwriting agreement or in any list of closing documents pertaining to the offering of the securities covered by the Prospectus.

Yours truly,

Galaz, Yamazaki, Ruiz Urquiza, S.C.

Member of Deloitte Touche Tohmatsu Limited

C.P.C. Miguel Angel Andrade Leven

Schedule D

EXHIBIT A-1

Form of Corporate Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

U.S. Counsel to the Company

                                                 April [●], 2015

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

HSBC Securities (USA) Inc.

452 Fifth Avenue

New York, New York 10018

Merrill Lynch, Pierce, Fenner & Smith

       Incorporated

One Bryant Park

New York, New York 10036

UBS Securities LLC

1285 Avenue of the Americas

New York, New York 10019

As Representatives of the several Underwriters

Re:	Southern Copper Corporation [●]% Notes due 2025 and [●]% Notes due 2045

Ladies and Gentlemen:

We have acted as special counsel to Southern Copper Corporation, a Delaware corporation (the “Company” or “Our Client”), in connection with the Underwriting Agreement, dated April [●], 2015 (the “Underwriting Agreement”), between you, as representatives of the several underwriters named therein (the “Underwriters”), and the Company, relating to the sale by the Company to the Underwriters of the Company’s $[●] aggregate principal amount of [●]% Notes due 2025 and $[●] aggregate principal amount of [●]% Notes due 2045 (collectively, the “Securities”) to be issued under the Indenture, dated as of April 16, 2010 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Fifth Supplemental Indenture, dated as of April [●], 2015 (the “Fifth Supplemental Indenture”), between the Company and the Trustee, and the Sixth Supplemental Indenture, dated as of April [●], 2015 (the “Sixth Supplemental Indenture”), between the Company and the Trustee (each an “Indenture” and together the “Indentures”). Neither the delivery of this letter nor anything in connection with the preparation, execution or delivery of the Transaction Agreements (as herein defined) or the transactions contemplated thereby is intended to create or shall create an attorney-client relationship with you or any other party except Our Client.

Exhibit A-1

This opinion is being furnished to you pursuant to Section 7(d) of the Underwriting Agreement.

In rendering the opinions set forth herein, we have examined and relied upon the following:

(a)                the registration statement on Form S-3 (File No. 333-203237) of the Company, relating to the Securities and other securities of the Company filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) on April 3, 2015 allowing for delayed offerings pursuant to Rule 415 of the General Rules and Regulations under the Securities Act (the “Rules and Regulations”), including information deemed to be a part of the registration statement pursuant to Rule 430B of the Rules and Regulations (such registration statement, including the Incorporated Documents (as defined below), being hereinafter referred to as the “Registration Statement”);

(b)               the prospectus, dated April 3, 2015 (the “Base Prospectus”), which forms a part of and is included in the Registration Statement;

(c)                the preliminary prospectus supplement, dated April 14, 2015 (together with the Base Prospectus and the Incorporated Documents, the “Preliminary Prospectus Supplement”), relating to the offering of the Securities, in the form filed by the Company pursuant to Rule 424(b) of the Rules and Regulations;

(d)               the “issuer free writing prospectus” (as defined in Rule 433(h)(1) of the Rules and Regulations) of the Company relating to the offering of the Securities, filed with the Commission on April [●], 2015;

(e)                the final prospectus supplement, dated April [●], 2015 (together with the Base Prospectus and the Incorporated Documents, the “Prospectus Supplement”), relating to the offering of the Securities, in the form filed by the Company on April [●], 2015, pursuant to Rule 424(b) of the Rules and Regulations;

(f)                the documents described on Schedule I hereto filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and incorporated by reference into the Preliminary Prospectus and the Prospectus Supplement, as of the date hereof (collectively, the “Incorporated Documents”);

(g)               an executed copy of the Underwriting Agreement;

Exhibit A-1

(h)               an executed copy of the Base Indenture;

(i)                 an executed copy of the Fifth Supplemental Indenture;

(j)                 an executed copy of the Sixth Supplemental Indenture;

(k)               executed copies of the global certificates evidencing the Securities (the “Note Certificates”) in the form delivered by the Company to the Trustee for authentication and delivery;

(l)                 an executed copy of a certificate of Oscar González Rocha, President and Chief Executive Officer of the Company, dated the date hereof, a copy of which is attached as Exhibit A hereto (the “Officer’s Certificate”);

(m)             an executed copy of a certificate of Hans A. Flury Royle, Secretary of the Company, dated the date hereof (the “Secretary’s Certificate”);

(n)               a copy of the Amended and Restated Certificate of Incorporation of the Company, as certified by the Secretary of State of the State of Delaware, and certified pursuant to the Secretary’s Certificate;

(o)               a copy of the Bylaws of the Company, as amended and in effect as of the date hereof, certified pursuant to the Secretary’s Certificate;

(p)               a copy of the Amended and Restated Certificate of Incorporation of Southern Peru Limited, as certified by the Secretary of State of the State of Delaware, and certified pursuant to the Secretary’s Certificate;

(q)               a copy of the Bylaws of Southern Peru Limited, as amended and in effect as of the date hereof, certified pursuant to the Secretary’s Certificate;

(r)                 copies of certain resolutions of the Board of Directors of the Company, adopted January 30, 2015, and resolutions of the Pricing Committee thereof, adopted April [●], 2015, certified pursuant to the Secretary’s Certificate;

(s)                copies of each of the Scheduled Contracts (as defined below); and

(t)                 copies of certificates, dated April [●], 2015, and bringdown verifications thereof, dated the date hereof, from the Secretary of State of the State of Delaware with respect to the existence and good standing of each of the Company and Southern Peru Limited in such jurisdiction (collectively, the “Delaware Certificates”).

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Company and others, and such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

Exhibit A-1

In our examination, we have assumed the genuineness of all signatures including endorsements, the legal capacity and competency of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts relevant to the opinions stated herein that we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of the Company and others and of public officials, including the facts and conclusions set forth in the Officer’s Certificate.

We do not express any opinion with respect to the laws of any jurisdiction other than (i) the laws of the State of New York, (ii) the federal laws of the United States of America and (iii) the General Corporation Law of the State of Delaware (the “DGCL”).

The Underwriting Agreement, the Note Certificates and the Indentures are referred to herein collectively as the “Transaction Agreements.” “Organizational Documents” means those documents listed in paragraphs (n) through (q) above, “Scheduled Contracts” means those agreements or instruments described on Schedule II hereto, “Scheduled Orders” means those orders or decrees described on Schedule I to the Officer’s Certificate and “General Disclosure Package” means the Preliminary Prospectus Supplement, as amended and supplemented by the documents identified on Schedule B to the Underwriting Agreement.

Based upon the foregoing and subject to the qualifications and assumptions stated herein, we are of the opinion that:

1. Based solely on our review of the Delaware Certificates, each of the Company and Southern Peru Limited is duly incorporated and is validly existing and in good standing under the DGCL.

2. The Company has the corporate power and authority to execute and deliver each of the Transaction Agreements and to consummate the issuance and sale of the Securities contemplated thereby.

3. The Underwriting Agreement and each Indenture has been duly authorized, executed and delivered by all requisite corporate action on the part of the Company under the DGCL and duly executed and delivered by the Company under the laws of the State of New York to the extent that such execution and delivery are governed by the laws of the State of New York.

4. Each of the Indentures constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms under the laws of the State of New York.

5. Neither the execution and delivery by the Company of the Transaction Agreements nor the consummation by the Company of the issuance and sale of the Securities contemplated thereby: (i) conflicts with the Organizational Documents; (ii) constitutes a violation of, or default under, any Scheduled Contract; (iii) contravenes any Scheduled Order; or (iv) violates the DGCL or any law, rule or regulation of the State of New York or the United States of America.

Exhibit A-1

6. Neither the execution and delivery by the Company of the Transaction Agreements nor the consummation by the Company of the issuance and sale of the Securities contemplated thereby requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any court or governmental authority under any law, rule or regulation of the DGCL, the State of New York or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

7. To our knowledge, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject that are required to be disclosed in the General Disclosure Package and the Prospectus Supplement pursuant to Item 103 of Regulation S-K of the Rules and Regulations that are not so disclosed.

8. The Note Certificates have been duly authorized by all requisite corporate action on the part of the Company and duly executed by the Company under the DGCL, and when duly authenticated by the Trustee and issued and delivered by the Company against payment therefor in accordance with the terms of the Underwriting Agreement and the Indenture, the Note Certificates will constitute valid and binding obligations of the Company, entitled to the benefits of the Indentures and enforceable against the Company in accordance with their terms under the laws of the State of New York.

9. The statements in the Prospectus Supplement and the General Disclosure Package under the captions “Description of the Notes” insofar as such statements purport to summarize certain provisions of the Indentures and the Note Certificates, fairly summarize such provisions in all material respects.

10. The Company is not and, solely after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus Supplement , will not be an “investment company” as such term is defined in the Investment Company Act of 1940.

The opinions stated herein are subject to the following qualifications:

(a)                the opinions stated herein are limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference and other similar laws affecting creditors’ rights generally, and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

(b)               except to the extent expressly stated in the opinions contained herein, we do not express any opinion with respect to the effect on the opinions stated herein of (i) the compliance or non-compliance of any party to any of the Transaction Agreements with any laws, rules or regulations applicable to such party or (ii) the legal status or legal capacity of any party to any of the Transaction Agreements;

(c)               except to the extent expressly stated in the opinions contained herein, we do not express any opinion with respect to any law, rule or regulation that is applicable to any party to any of the Transaction Agreements or the transactions contemplated thereby solely because such law, rule or regulation is part of the regulatory regime applicable to any such party or any of its affiliates as a result of the specific assets or business operations of such party or such affiliates;

Exhibit A-1

(d)               we do not express any opinion with respect to any securities, antifraud, derivatives or commodities laws, rules or regulations or Regulations T, U or X of the Board of Governors of the Federal Reserve System;

(e)               except to the extent expressly stated in the opinions contained herein, we have assumed that each of the Transaction Agreements constitutes the valid and binding obligation of each party to such Transaction Agreement, enforceable against such party in accordance with its terms;

(f)               we do not express any opinion with respect to whether the execution or delivery of any Transaction Agreement by the Company, or the performance by the Company of its obligations under any Transaction Agreement, will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries;

(g)               the opinion set forth in paragraph 7 above is based solely on our discussions with the officers of the Company responsible for the matters discussed therein, our review of documents furnished to us by the Company and our reliance on the representations and warranties of the Company contained in the Underwriting Agreement and the Officer’s Certificate; we have not made any other inquiries or investigations or any search of the public docket records of any court, governmental agency or body or administrative agency. In addition, we call to your attention that we have not been engaged by, nor have we rendered any advice to, the Company in connection with any legal or governmental proceedings. Accordingly, we do not have any special knowledge with respect to such matters. We understand that such matters have been and are being handled by other counsel;

(h)               we call to your attention that certain of the Scheduled Contracts are governed by laws other than those with respect to which we express our opinion, and we have not consulted attorneys admitted in any such jurisdiction; the opinions stated herein are based solely upon our understanding of the plain meaning of the language contained in such Scheduled Contracts, and we do not assume any responsibility for any interpretation thereof inconsistent with such understanding;

(i)               we do not express any opinion with respect to the enforceability of any provision contained in any Transaction Agreement relating to any indemnification, contribution, exculpation or waiver that may be contrary to public policy or violative of federal or state securities laws;

(j)               we call to your attention that irrespective of the agreement of the parties to any Transaction Agreement concerning personal jurisdiction over them, a court may decline to hear a case on grounds of forum non conveniens or other doctrine limiting the availability of such court as a forum for resolution of disputes; in addition, we call to your attention that we do not express any opinion with respect to the subject matter jurisdiction of the federal courts of the United States of America in any action arising out of or relating to any Transaction Agreement; and

Exhibit A-1

(k)               to the extent that any opinion relates to the enforceability of the choice of New York law and choice of New York forum provisions contained in any Transaction Agreement, the opinions stated herein are subject to the qualification that such enforceability may be subject to, in each case, (i) the exceptions and limitations in New York General Obligations Law sections 5-1401 and 5-1402 and (ii) principles of comity or constitutionality.

In addition, in rendering the foregoing opinions we have assumed that:

(a)                except to the extent expressly stated in the opinions contained herein with respect to the Company, neither the execution and delivery by the Company of the Transaction Agreements nor the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Securities: (i) conflicts or will conflict with the Organizational Documents, (ii) constitutes or will constitute a violation of, or a default under, any lease, indenture, instrument or other agreement to which the Company or its property is subject, (iii) contravenes or will contravene any order or decree of any governmental authority to which the Company or its property is subject, (iv) violates or will violate any law, rule or regulation to which the Company or its property is subject or (v) requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of any jurisdiction.

This opinion is furnished only to you as representatives of the Underwriters and is solely for the Underwriters’ benefit in connection with the closing occurring today and the offering of the Securities, in each case pursuant to the Underwriting Agreement. Without our prior written consent, this opinion may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires any Securities or that seeks to assert the rights of an Underwriter in respect of this opinion (other than an Underwriter’s successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

Exhibit A-1

Schedule I

Incorporated Documents

1.	Annual Report of the Company on Form 10-K for the year ended December 31, 2014, filed on March 2, 2015.
2.	Definitive Proxy Statement of the Company on Schedule 14A filed on March 27, 2015 (to the extent incorporated into the Annual Report of the Company on Form 10-K for the year ended December 31, 2014).
3.	Current Report on Form 8-K of the Company filed with the Commission on March 30, 2015.
4.	Current Report on Form 8-K of the Company filed with the Commission on April 17, 2015.

Exhibit A-1

Schedule II

Scheduled Contracts

1.	Indenture governing U.S.$200,000,000 6.375% Notes due 2015, by and among Southern Copper Corporation, The Bank of New York and The Bank of New York (Luxembourg) S.A.
2.	Indenture governing U.S.$600,000,000 7.500% Notes due 2035, by and among Southern Copper Corporation, The Bank of New York and The Bank of New York (Luxembourg) S.A.
3.	Indenture governing $400,000,000 7.500% Notes due 2035, by and among Southern Copper Corporation, The Bank of new York and The Bank of New York (Luxembourg) S.A.
4.	Indenture, dated as of April 16, 2010, between Southern Copper Corporation and Wells Fargo Bank, National Association.
5.	First Supplemental Indenture, dated as of April 16, 2010, between Southern Copper Corporation and Wells Fargo, National Association.
6.	Second Supplemental Indenture, dated as of April 16, 2010, between Southern Copper Corporation and Wells Fargo Bank, National Association.
7.	Third Supplemental Indenture, dated as of November 8, 2012, between Southern Copper Corporation and Wells Fargo Bank, National Association.
8.	Fourth Supplemental Indenture, dated as of November 8, 2012, between Southern Copper Corporation and Wells Fargo Bank, National Association.
9.	Service Agreement entered into by the Company with a subsidiary of Grupo Mexico S.A.B. de C.V.
10.	Agreement and Plan of Merger, dated as of October 21, 2004, by and among Southern Copper Corporation, SCC Merger Sub, Inc., Americas Sales Company, Inc., Americas Mining Corporation and Minera Mexico S.A. de C.V.

Exhibit A-1

Exhibit A

Officer’s Certificate

Exhibit A-1

EXHIBIT A-2

Form of Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

U.S. Counsel to the Company

                                              April [●], 2015

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

HSBC Securities (USA) Inc.

452 Fifth Avenue

New York, New York 10018

Merrill Lynch, Pierce, Fenner & Smith

       Incorporated

One Bryant Park

New York, New York 10036

UBS Securities LLC

1285 Avenue of the Americas

New York, New York 10019

As Representatives of the several Underwriters

Re:	Southern Copper Corporation [●]% Notes due 2025 and [●]% Notes due 2045

Ladies and Gentlemen:

We have acted as United States tax counsel to Southern Copper Corporation, a Delaware corporation (the “Company”), in connection with the Underwriting Agreement, dated April [●], 2015 (the “Underwriting Agreement”), between you, as representatives of the several underwriters named therein (the “Underwriters”), and the Company, relating to the sale by the Company to the Underwriters of the Company’s U.S. $[●] aggregate principal amount of [●]% Notes due 2025 and U.S. $[●] aggregate principal amount of [●]% Notes due 2045 (collectively, the “Securities”) to be issued under the Indenture, dated as of April 16, 2010, between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Fifth Supplemental Indenture, dated as of April [●], 2015, between the Company and the Trustee, and the Sixth Supplemental Indenture, dated as of April [●], 2015, between the Company and the Trustee (each an “Indenture” and together the “Indentures”).

Exhibit A-2

This opinion is being furnished to you pursuant to Section 7(d) of the Underwriting Agreement.

In rendering the opinions set forth herein, we have examined and relied upon the following:

(a)                the registration statement on Form S-3 (File No. 333-203237) of the Company, relating to the Securities and other securities of the Company filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”) on April 3, 2015 allowing for delayed offerings pursuant to Rule 415 of the General Rules and Regulations under the Securities Act (the “Rules and Regulations”), including information deemed to be a part of the registration statement pursuant to Rule 430B of the Rules and Regulations (such registration statement, the “Registration Statement”);

(b)               the prospectus, dated April 3, 2015 (the “Base Prospectus”), which forms a part of and is included in the Registration Statement;

(c)                the preliminary prospectus supplement, dated April 14, 2015 (together with the Base Prospectus, the “Preliminary Prospectus Supplement”) relating to the offering of the Securities, in the form filed by the Company pursuant to Rule 424(b) of the Rules and Regulations;

(d)               the “issuer free writing prospectus” (as defined in Rule 433(h)(1) of the Rules and Regulations) of the Company relating to the offering of the Securities, filed with the Commission on April [●], 2015;

(e)                the final prospectus supplement, dated April [●], 2015 (together with the Base Prospectus, the “Prospectus Supplement”), relating to the offering of the Securities, in the form filed by the Company on April [●], 2015, pursuant to Rule 424(b) of the Rules and Regulations; and

(f)                an executed copy of the Underwriting Agreement.

For purposes of our opinion, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed, electronic or photostatic copies, and the authenticity of the originals of such latter documents.

In addition, we have relied on factual statements and representations of the officers and other representatives of the Company and others, and we have assumed that such statements and representations are and will continue to be true, correct and complete without regard to any qualification as to knowledge or belief.

Exhibit A-2

Our opinion is based on the U.S. Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, judicial decisions, published positions of the U.S. Internal Revenue Service, and such other authorities as we have considered relevant, all as in effect as of the date of this opinion and all of which are subject to differing interpretations or change at any time (possibly on a retroactive basis). A change in the authorities upon which our opinion is based could affect the conclusions expressed herein. There can be no assurance, moreover, that the opinion expressed herein will be accepted by the U.S. Internal Revenue Service or, if challenged, by a court.

Based upon and subject to the foregoing, and subject to the limitations, qualifications, exceptions and assumptions set forth herein, in the Preliminary Prospectus Supplement or in the Prospectus Supplement we are of the opinion that, under current U.S. federal income tax law, although the discussion set forth in the Preliminary Prospectus Supplement and the Prospectus Supplement under the heading "United States Federal Income Tax Consequences to Non-U.S. Holders" does not purport to summarize all possible U.S. federal income tax considerations of the purchase, ownership and disposition of the Securities to Non-U.S. Holders (as defined therein), such discussion constitutes, in all material respects, a fair and accurate summary of the U.S. federal income tax considerations of the purchase, ownership and disposition of the Securities to Non-U.S. Holders who purchase the Securities pursuant to the Prospectus Supplement.

This opinion is furnished only to you as representatives of the Underwriters and is solely for the Underwriters' benefit in connection with the closing occurring today and the offering of the Securities, in each case pursuant to the Underwriting Agreement. Except as set forth above, we express no opinion to any party as to any tax consequences, whether federal, state, local or foreign, of the offering of the Securities or of any transaction related thereto. Without our prior written consent, this opinion may not be relied upon by any other person for any purpose. This opinion is expressed as of the date hereof, and we are under no obligation to supplement or revise our opinion to reflect any legal developments or factual matters arising subsequent to the date hereof.

Very truly yours,

Exhibit A-2

EXHIBIT A-3

Form of 10b-5 Letter of Skadden, Arps, Slate, Meagher & Flom LLP

U.S. Counsel to the Company

April [●], 2015

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

HSBC Securities (USA) Inc.

452 Fifth Avenue

New York, New York 10018

Merrill Lynch, Pierce, Fenner & Smith

       Incorporated

One Bryant Park

New York, New York 10036

UBS Securities LLC

1285 Avenue of the Americas

New York, New York 10019

As Representatives of the several Underwriters

Re:	Southern Copper Corporation [●]% Notes due 2025 and [●]% Notes due 2045

Ladies and Gentlemen:

We have acted as special counsel to Southern Copper Corporation, a Delaware corporation (the “Company”), in connection with the Underwriting Agreement, dated April [●], 2015 (the “Underwriting Agreement”), between you, as representatives of the several underwriters named therein (the “Underwriters”), and the Company, relating to the sale by the Company to the Underwriters of the Company’s $[●] aggregate principal amount of [●]% Notes due 2025 and $[●] aggregate principal amount of [●]% Notes due 2045 (collectively, the “Securities”) to be issued under the Indenture, dated as of April 16, 2010 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Fifth Supplemental Indenture, dated as of April [●], 2015, between the Company and the Trustee, and the Sixth Supplemental Indenture, dated as of April [●], 2015, between the Company and the Trustee.

Exhibit A-3

This letter is being furnished to you pursuant to Section 7(d) of the Underwriting Agreement.

In the above capacity, we have reviewed (i) the registration statement on Form S-3 (File No. 333-203237) of the Company relating to the Securities and other securities of the Company filed on April 3, 2015 with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) allowing for delayed offerings pursuant to Rule 415 of the General Rules and Regulations under the Securities Act (the “Rules and Regulations”), including the Incorporated Documents (as defined below) and the information deemed to be a part of the registration statement pursuant to Rule 430B of the Rules and Regulations (such registration statement, being hereinafter referred to as the “Registration Statement”); (ii) the prospectus, dated April 3, 2015 (the “Base Prospectus”), which forms a part of and is included in the Registration Statement; (iii) the preliminary prospectus supplement, dated April 14, 2015 (together with the Base Prospectus and the Incorporated Documents, the “Preliminary Prospectus”), relating to the offering of the Securities in the form filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and (iv) the prospectus supplement, dated April [●], 2015 (the “Prospectus Supplement” and, together with the Base Prospectus and the Incorporated Documents, the “Prospectus”), relating to the offering of the Securities in the form filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations. We also have reviewed the documents identified on Schedule A hereto filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and incorporated by reference into the Registration Statement, Preliminary Prospectus and the Prospectus as of the date hereof (collectively, the “Incorporated Documents”), the “issuer free writing prospectus” (as defined in Rule 433(h)(1) of the Rules and Regulations) identified on Schedule B hereto relating to the Securities (the “Free Writing Prospectus”) and such other documents as we deemed appropriate.

Assuming the accuracy of the representations and warranties of the Company set forth in Sections 2(c)(i), 2(c)(iii) and 2(d) of the Underwriting Agreement, the Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the Rules and Regulations and, pursuant to Section 309 of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), the Base Indenture has been qualified under the Trust Indenture Act, and to our knowledge, based solely upon our review of the Commission’s website, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

In addition, we have participated in conferences with officers and other representatives of the Company, representatives of the independent registered public accountants of the Company and you, as representatives of the several Underwriters, and Cleary Gottlieb Steen & Hamilton LLP, counsel for the several Underwriters, at which the contents of the Registration Statement, the Prospectus, the General Disclosure Package (as defined below) and related matters were discussed. We did not participate in the preparation of the Incorporated Documents but have, however, reviewed such documents and discussed the business and affairs of the Company with officers and other representatives of the Company. We do not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference into the Registration Statement, the Prospectus or the General Disclosure Package and have made no independent check or verification thereof (except to the limited extent referred to in paragraph 9 of our opinion to you dated the date hereof and our opinion to you, dated the date hereof, relating to the discussion in the General Disclosure Package and the Prospectus Supplement under the heading “United States Federal Income Tax Consequences to Non-U.S. Holders”).

Exhibit A-3

On the basis of the foregoing, (i) the Registration Statement, at the Effective Time (as defined below) and the Prospectus, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the Statement of Eligibility on Form T-1 (the “Form T-1”)) and (ii) no facts have come to our attention that have caused us to believe that the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Prospectus Supplement and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, the report of management’s assessment of the effectiveness of internal controls over financial reporting or the auditors’ report on the effectiveness of the Company’s internal controls over financial reporting, or the statements contained in the exhibits to the Registration Statement, including the Form T-1).

In addition, on the basis of the foregoing, no facts have come to our attention that have caused us to believe that the General Disclosure Package, as of the Applicable Time (as defined below), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, the report of management’s assessment of the effectiveness of internal controls over financial reporting or the auditors’ report on the effectiveness of the Company’s internal controls over financial reporting, or the statements contained in the exhibits to the Registration Statement, including the Form T-1).

As used herein, (i) “Effective Time” means the time of effectiveness of the Registration Statement for purposes of Section 11 of the Securities Act, as such section applies to the Underwriters, (ii) “Applicable Time” means [●]:00 [a./p.]m (Eastern time) on April [●], 2015 and (iii) “General Disclosure Package” means the Preliminary Prospectus, as amended and supplemented by the Free Writing Prospectus.

Exhibit A-3

This letter is furnished only to you as representatives of the Underwriters and is solely for the Underwriters’ benefit in connection with the closing occurring today and the offering of the Securities, in each case pursuant to the Underwriting Agreement. Without our prior written consent, this letter may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires any Securities or that seeks to assert the rights of an Underwriter in respect of this letter (other than an Underwriter’s successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

Exhibit A-3

Schedule A

Incorporated Documents

1.	Annual Report of the Company on Form 10-K for the year ended December 31, 2014, filed on March 2, 2015.
2.	Definitive Proxy Statement of the Company on Schedule 14A filed on March 27, 2015 (to the extent incorporated into the Annual Report of the Company on Form 10-K for the year ended December 31, 2014).
3.	Current Report on Form 8-K of the Company filed with the Commission on March 30, 2015.
4.	Current Report on Form 8-K of the Company filed with the Commission on April 17, 2015.

Exhibit A-3

Schedule B

Free Writing Prospectus

Free Writing Prospectus containing the final pricing terms relating to the offering of the Securities, filed with the Commission on April [●], 2015.

Exhibit A-3

EXHIBIT B-1

Form of Opinion of González Calvillo, S.C.

Mexican Counsel to the Company

                                               April [●], 2015

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

Morgan Stanley & Co. LLC

1585 Broadway

New York, NY 10036

HSBC Securities (USA) Inc.

452 Fifth Avenue

New York, NY 10018

Merrill Lynch, Pierce, Fenner & Smith

       Incorporated

One Bryant Park

New York, NY 10036

UBS Securities LLC

1285 Avenue of the Americas

New York, NY 10019

As Representatives of the Several Underwriters.

Ladies and Gentlemen:

We have acted as special Mexican counsel for Southern Copper Corporation, a corporation organized under the laws of the State of Delaware, United States of America (the "Company"), in connection with the offer and sale by the Company of U.S.$[●], [●]% Notes due 2025 (the "2025 Notes") and U.S.$[●] [●]% Notes due 2045 (the "2045 Notes"), and together with the 2025 Notes, the "Offered Securities”) pursuant to an Underwriting Agreement dated April [●], 2015 (the "Underwriting Agreement"), by and among the Company and you, as representatives of the several underwriters named in Schedule A thereto (collectively, the "Underwriters"). This opinion letter is furnished pursuant to Section 7(e) of the Underwriting Agreement.

Exhibit B-1

Capitalized terms used herein and not otherwise defined, shall have the meaning ascribed to such terms in the Underwriting Agreement. All assumptions and statements of reliance herein have been made without any independent investigation or verification on our part, except to the extent otherwise expressly stated, and we express no opinion with respect to the subject matter or accuracy of such assumptions or items relied upon.

For the purposes of this opinion letter, we have examined copies of such documents, agreements and instruments, as we have deemed necessary or appropriate, including the following:

(a)	the Underwriting Agreement;

(b)	the Indentures;

(c)	the Offered Securities;

(d)	the Registration Statement;

(e)	the General Disclosure Package, including the documents incorporated by reference therein;

(f)	the Final Prospectus;

(g)	the public deeds identified in Exhibit “B” hereto (the "Organizational Documents") containing the by-laws (estatutos sociales) of each of the subsidiaries of the Company listed on Exhibit “A” hereto (the “Mexican Subsidiaries”); and

(h)	copies of the stock registry book (libro de registro de acciones) of each of the Mexican Subsidiaries (the “Stock Registry Books”).

The documents referred to in items (a) through (f) above, are referred to herein collectively as the “Transaction Documents”.

In rendering the opinions expressed herein, we have assumed (i) the due authorization, execution and delivery of each of the Transaction Documents by each party thereto, and the power and authority of each such party, under all applicable laws and regulations to enter into, execute, deliver and perform their respective obligations under each of the Transaction Documents; (ii) that all approvals necessary for the validity and enforceability of each of the Transaction Documents (other than the Mexican governmental approvals, which are addressed below) have been obtained and are in full force and effect; (iii) the validity, binding effect and enforceability of each of the Transaction Documents under the laws governing them; (iv) the genuineness of all signatures and the authenticity of all opinions, documents and papers submitted to us; (v) that copies of all opinions, documents and papers submitted to us are complete and conform to the originals thereof; and (vi) that the offer and sale of the Offered Securities by the Company will not be made by way of a public offering in the United Mexican States (“Mexico”) and that no action has been or will be taken by the Company or the Underwriters, which should be deemed, under the applicable laws of Mexico, as an offering of securities to the public in Mexico.

Exhibit B-1

As to questions of fact material to the opinions hereinafter expressed, we have, when relevant facts were not independently established by us, relied upon the representations and warranties of the Company and the Underwriters contained in the Underwriting Agreement, and certificates and oral or written statements and other information of or from public officials, officers and representatives of the Company and the Mexican Subsidiaries and such other persons as we have deemed necessary or appropriate for the opinions expressed below.

We are not representing the Company or any of the Mexican Subsidiaries in connection with any pending actions, investigations, suits or proceedings by or before any Mexican court or governmental agency, authority or body or any arbitrator, in which any of such persons are named defendants.

Based upon the foregoing and subject to the qualifications set forth below, we are of the opinion that:

(1)                Each of the Mexican Subsidiaries is a sociedad anónima de capital variable, duly organized and validly existing under the laws of Mexico, with general corporate power and authority to conduct its business as described in the Registration Statement, the General Disclosure Package and the Final Prospectus.

(2)                Based solely on our review of the Stock Registry Books, all the outstanding shares of capital stock of each of the Mexican Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable, and except for minority participations owned by other non-related persons, the outstanding shares of the capital stock of the Mexican Subsidiaries are owned by Americas Sales Company Inc., either directly, or through majority owned subsidiaries, and are free and clear of any security interest, claim, lien or encumbrance.

(3)                No consent or authorization by, and no notice to, or filing or registration with, any Mexican court or governmental authority, is required for the execution and performance by the Company of the Underwriting Agreement, the Indentures or the Offered Securities.

(4)                The statements included in the Form 10-K as filed by the Company with the U.S. Securities and Exchange Commission for the year ended December 31, 2014, under the headings (including the information referenced or incorporated by reference therein) “Item 1. Business—Labor Force—Mexico”, “Item 1. Business—Fuel, Electricity and Water Supplies—Mexico”, “Item 1. Business—Environmental Matters”, “Item 1. Business—Mining Rights and Concessions—Mexico”, “Item 1A. Risk Factors—Operational risks—Our Company is subject to health and safety laws which may restrict our operations, result in operational delays or increase our operating costs and adversely affect our financial results of operations”, “Item 1A. Risk Factors—Operational risks—We may be adversely affected by labor disputes”, "Item 1A. Risk Factors—Operational risks—Environmental, regulatory response to climate change, and other regulations may increase our costs of doing business, restrict our operations or result in operational delays", "Item 1A. Risk Factors—Other risks—Applicable law restricts the payment of dividends from our Minera Mexico subsidiary to us”, "Item 1A. Risk Factors—Risks Associated with Doing Business in Peru and Mexico—There is uncertainty as to the termination and renewal of our mining concessions", "Item 1A. Risk Factors—Risks Associated with Doing Business in Peru and Mexico—Mexican economic and political conditions, as well as drug-related violence, may have an adverse impact on our business", "Item 1A. Risk Factors—Risks Associated with Doing Business in Peru and Mexico—Mexican inflation, restrictive exchange control policies and fluctuations in the peso exchange rate may adversely affect our financial condition and results of operations” and "Item 3. Legal Proceedings", insofar as such statements purport to summarize or relate to legal proceedings in Mexico or provisions of Mexican laws or regulations, are accurate and fair summaries of such laws or regulations in all material respects.

Exhibit B-1

(5)                No stamp or other transfer taxes or duties and no capital gains, income, withholding or other similar taxes are payable in Mexico or any political subdivision thereof or to any authority having power to tax therein, in connection with the execution, delivery or performance of the Underwriting Agreement or the Indentures by the Company, or the sale or delivery of the Offered Securities by the Company to the Underwriters or the initial resales thereof by the Underwriters in the manner contemplated by the Underwriting Agreement, the General Disclosure Package and the Final Prospectus.

(6)                The Underwriters will not, under current Mexican law, be deemed to be residents of Mexico and subject to taxation in Mexico, by reason solely of the execution, performance or enforcement of the Underwriting Agreement.

(7)                Neither the execution and delivery of the Underwriting Agreement and the Indentures, nor the issuance and sale of the Offered Securities by the Company to the Underwriters or the initial resales of the Offered Securities by the Underwriters in the manner contemplated by the Underwriting Agreement, the General Disclosure Package and the Final Prospectus, nor the consummation of any other of the transactions therein contemplated, nor the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Mexican Subsidiaries pursuant to (i) the Organizational Documents of each of the Mexican Subsidiaries, or (ii) any Mexican federal statute, law, rule, or regulation, applicable to the Mexican Subsidiaries, of any federal Mexican regulatory body, administrative agency, governmental body, or other Mexican federal authority having jurisdiction over each of the Mexican Subsidiaries or any of their respective properties.

We express no opinion as to any laws other than the federal laws of Mexico in effect as of the date hereof. We assume no obligation to supplement this opinion letter if any applicable law changes after the date hereof or if we become aware of any facts that might change the opinions expressed herein after the date hereof. Except as specifically stated herein, we make no comment with regard to any representations made or which may be made by the Company or the Mexican Subsidiaries in any of the Transaction Documents or otherwise. The opinions contained herein are limited to the matters expressly stated herein, in each case as of the date hereof, and no opinion may be inferred or may be implied beyond such matters.

Exhibit B-1

This opinion letter is furnished to you solely for your benefit in connection with the Transaction Documents. This opinion may not be used, circulated, transmitted, quoted or otherwise referred to for any other purpose, or relied upon by any other person without our prior written consent.

Very truly yours,

González Calvillo, S.C.

Exhibit B-1

Exhibit “A”
Mexican Subsidiaries

1.	Minera México, S.A. de C.V.

2.	Buenavista del Cobre, S.A. de C.V.

3.	Industrial Minera México, S.A. de C.V.

4.	Mexicana de Cobre, S.A. de C.V.

5.	Mexicana del Arco, S.A. de C.V.

6.	Operadora de Minas e Instalaciones Mineras, S.A. de C.V.

7.	Servicios de Apoyo Administrativo, S.A. de C.V.

8.	Operaciones Mineras y Metalúrgicas de Sonora, S.A. de C.V.

Exhibit B-1

Exhibit “B”
Organizational Documents

1.	Minera México, S.A. de C.V.

Public deed No. 45,178, dated March 24, 1994, granted before Mr. Miguel Alessio Robles, Notary Public No. 19 of Mexico, Federal District, containing the articles of incorporation of Minera México, S.A. de C.V.

Public deed No. 83,660, dated October 1, 2000, granted before Mr. Cecilio González Márquez, Notary Public No.151 of Mexico, Federal District, containing the total restatement of the by-laws of Minera México, S.A. de C.V.

Public deed No. 96,881, dated June 4, 2003, granted before Mr. Cecilio González Márquez, Notary Public No. 151 of Mexico, Federal District, containing the corporate merger of Minera México, S.A. de C.V. (merging company) and Grupo Minero México, S.A. de C.V. (merged company).

Public deed No. 64,082, dated June 2, 2005, granted before Mr. Luis Antonio Montes de Oca Mayagoitia, Notary Public No. 29 of Mexico, Federal District, containing the corporate merger of Minera México, S.A. de C.V. (merging company) and Cobrelding Controladora, S.A. de C.V. (merged company).

Public deed No. 110,291, dated September 5, 2005, granted before Mr. Cecilio González Márquez, Notary Public No. 151 of Mexico, Federal District, containing the amendment of the by-laws of Minera México, S.A. de C.V.

Public deed No. 170,385, dated March 12, 2014, granted before Mr. Cecilio González Márquez, Notary Public No. 151 of Mexico, Federal District, containing the corporate merger of Minera México, S.A. de C.V. (merging company) and Cobrentas Arrendadora, S.A. de C.V., Indumirentas Arrendadora, S.A. de C.V., Mimenorentas Arrendadora, S.A. de C.V., Mexcanrentas Arrendadora, S.A. de C.V., México Compañía Inmobiliaria, S.A., SDG México Apoyo Administrativo, S.A. de C.V., Empresa Mexicana Inmobiliaria, S.A. de C.V. and Taller Escuela de Platería de Somberete, S.A. (merged companies); as well as the total restatement of the by-laws of Minera México, S.A. de C.V.

2.	Buenavista del Cobre, S.A. de C.V. (formerly Mexicana de Cananea, S.A. de C.V.)

Public deed No. 56,226, dated June 21, 1990, granted before Mr. Gerardo Correa Etchegaray, Notary Public No. 89 of Mexico, Federal District, containing the articles of incorporation of Buenavista del Cobre, S.A. de C.V.

Exhibit B-1

Public deed No. 72,968, dated May 29, 1998, granted before Mr. Cecilio González Márquez, Notary Public No. 151 of Mexico, Federal District, containing the restatement of the by-laws of Buenavista del Cobre, S.A. de C.V.

Public deed No. 110,817, dated October 4, 2005, granted before Mr. Cecilio González Márquez, Notary Public No. 151 of Mexico, Federal District, containing the spin-off of Buenavista Del Cobre, S.A. de C.V., resulting in the incorporation of Mexcanrentas Arrendadora, S.A. de C.V.

Public deed No. 147,124, dated November 5, 2010, granted before Mr. Cecilio González Márquez, Notary Public No. 151 of Mexico, Federal District, containing the amendment of the by-laws of Buenavista del Cobre, S.A. de C.V.

3.	Industrial Minera México, S.A. de C.V. (formerly Compañía Minera Asarco, S.A.)

Public deed No. 13, dated January 14, 1918, granted before the Public Register of Commerce of Mexico, Federal District, containing the articles of incorporation of Industrial Minera México, S.A. de C.V.

Public deed No. 23,723, dated March 10, 1961, granted before Mr. Francisco Vázquez Pérez, Notary Public No. 74 of Mexico, Federal District, containing the corporate merger of Industrial Minera México, S.A. de C.V. (merging company) and Compañía Minera Nacional, S.A., Compañía Minera Alarcon, S.A., Compañía Metalúrgica Asarco, S.A., Carbonífera Sabinas, S.A., Minera San Martín, S.A., Ácidos Asarco, S.A. and Mexican Zinc Co. (merged companies).

Public deed No. 34,432, dated January 13, 1999, granted before Mr. Miguel Limón Díaz, Notary Public No. 97 of Mexico, Federal District, containing the restated by-laws of Industrial Minera México, S.A. de C.V., resulting from several prior amendments thereto.

Public deed No. 110,815, dated October 4, 2005, granted before Mr. Cecilio González Márquez, Notary Public No. 151 of Mexico, Federal District, containing the spin-off of Industrial Minera México, S.A. de C.V., resulting in the incorporation of Indumirentas Arrendadora, S.A. de C.V.

Public deed No. 153,007, dated September 6, 2011, granted before Mr. Cecilio González Márquez, Notary Public No. 151 of Mexico, Federal District, containing the amendment of the by-laws of Industrial Minera México, S.A. de C.V.

Public deed No. 15,619, dated February 14, 2012, granted before Mr. Cecilio González Márquez, Notary Public No. 151 of Mexico, Federal District, containing the corporate merger of Industrial Minera México, S.A. de C.V. (merging company) and Minerales Metálicos del Norte, S.A. (merged company).

Exhibit B-1

4.	Mexicana de Cobre, S.A. de C.V.

Public deed No. 32,133, dated October 7, 1968, granted before Mr. Francisco Vazquez Perez, Notary Public No. 74 of Mexico, Federal District, containing the articles of incorporation of Mexicana de Cobre, S.A. de C.V.

Public deed No. 34,433, dated January 13, 1999 granted before Mr. Miguel Limon Diaz, Notary Public No. 97 of Mexico, Federal District, containing the restated by-laws of Mexicana de Cobre, S.A. de C.V.

Public deed No. 64,080, dated June 2, 2005, granted before Mr. Luis Antonio Montes de Oca Mayagoitia, Notary Public No. 29 of Mexico, Federal District, containing the spin-off of Mexicana de Cobre, S.A. de C.V., resulting in the incorporation of Cobrelding Controladora, S.A. de C.V.

Public deed No. 110,813 dated October 4, 2005, granted before Mr. Cecilio González Márquez, Notary Public No. 151 of Mexico, Federal District, containing the spin-off of Mexicana de Cobre, S.A. de C.V., resulting in the incorporation of Cobrentas Arrendadora, S.A. de C.V.

Public deed No. 153,008, dated September 6, 2011, granted before Mr. Cecilio González Márquez, Notary Public No. 151 of Mexico, Federal District, containing the restatement of the by-laws of Mexicana de Cobre, S.A. de C.V.

5.	Mexicana del Arco, S.A. de C.V. (formerly Zinc de Mexico, S.A.)

Public deed No. 17,683 dated October 3, 1977, granted before Mr. Miguel Limón Diaz, Notary Public No. 97 of Mexico, Federal District, containing the articles of incorporation of Mexicana del Arco, S.A. de C.V.

Exhibit B-1

Public deed No. 30,527 dated September 23, 1993, granted before Mr. Miguel Limón Diaz, Notary Public No. 97 of Mexico, Federal District, containing the corporate merger of Mexicana del Arco, S.A. de C.V. (merging company) and Promotora Minera B.C., S.A. de C.V. and Minera Renacimiento, S.A. de C.V. (merged companies).

Public deed No. 34,432 dated January 13, 1999, granted before Mr. Miguel Limon Diaz, Notary Public No. 97 of Mexico, Federal District, containing the restated by-laws of Mexicana Del Arco, S.A. de C.V., resulting from several prior amendments thereto.

Public deed No. 79,976 dated February 2, 2000, granted before Mr. Cecilio González Márquez, Notary Public No. 151 of Mexico, Federal District, containing the amendment of the by-laws of Mexicana del Arco, S.A. de C.V.

6.	Operadora de Minas e Instalaciones Mineras, S.A. de C.V.

Public deed No. 148,711, dated January 21, 2011, granted before Mr. Cecilio González Márquez, Notary Public No. 151 of Mexico, Federal District, containing the articles of incorporation of Operadora de Minas e Instalaciones Mineras, S.A. de C.V.

Exhibit B-1

7.	Servicios de Apoyo Administrativo, S.A. de C.V.

Public deed No. 9,682, dated April 28, 1992, granted before Mr. Salvador Sanchez de la Barquera, Notary Public No. 141 of Mexico, Federal District, containing the articles of incorporation of Servicios de Apoyo Administrativo, S.A. de C.V.

8.	Operaciones Mineras y Metalúrgicas de Sonora, S.A. de C.V.

Public deed No. 151,832, dated July 4, 2011, granted before Mr. Cecilio González Márquez, Notary Public No. 151 of Mexico, Federal District, containing the articles of incorporation of Operaciones Mineras y Metalúrgicas de Sonora, S.A. de C.V.

Exhibit B-1

EXHIBIT B-2

Form of 10b-5 Letter of González Calvillo, S.C.

Mexican Counsel to the Company

April [●], 2015

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

Morgan Stanley & Co. LLC

1585 Broadway

New York, NY 10036

HSBC Securities (USA) Inc.

452 Fifth Avenue

New York, NY 10018

Merrill Lynch, Pierce, Fenner & Smith

       Incorporated

One Bryant Park

New York, NY 10036

UBS Securities LLC

1285 Avenue of the Americas

New York, NY 10019

As Representatives of the Several Underwriters.

Ladies and Gentlemen:

We have acted as special Mexican counsel for Southern Copper Corporation, a corporation organized under the laws of the State of Delaware, United States of America (the "Company"), in connection with the offer and sale by the Company of U.S.$[●], [●]% Notes due 2025 (the "2025 Notes") and U.S.$[●] [●]% Notes due 2045 (the "2045 Notes"), and together with the 2025 Notes, the "Offered Securities”) pursuant to an Underwriting Agreement dated April [●], 2015 (the "Underwriting Agreement"), by and among the Company and you as representatives of the several underwriters named in Schedule A thereto (collectively, the "Underwriters"). This letter is furnished pursuant to Section 7(e) of the Underwriting Agreement. Capitalized terms used herein and not otherwise defined, shall have the meaning ascribed to such terms in the Underwriting Agreement. All assumptions and statements of reliance herein have been made without any independent investigation or verification on our part, except to the extent otherwise expressly stated, and we express no opinion with respect to the subject matter or accuracy of such assumptions or items relied upon.

Exhibit B-2

As special Mexican counsel to the Company in connection with the offer and sale of the Offered Securities, we have reviewed (i) the Registration Statement; (ii) the Final Prospectus, and (iii) the General Disclosure Package, and participated in discussions with representatives of the Company, its accountants, its United States and Peruvian counsel and with your representatives and your United States, Mexican and Peruvian counsel, in which the contents of the Registration Statement, the General Disclosure Package and the Final Prospectus and related matters were discussed. In addition, we reviewed and have relied upon certificates of certain officers of the Company and/or the subsidiaries of the Company listed in Exhibit “A” hereto (the “Mexican Subsidiaries”).

Because the primary purpose of our professional engagement was not to establish or confirm factual matters or financial or accounting matters, and because many determinations involved in the preparation of the Registration Statement, the General Disclosure Package and the Final Prospectus are of a wholly or partially non-legal character or relate to legal matters outside the scope of this letter, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the General Disclosure Package and the Final Prospectus (except to the extent expressly set forth in numbered paragraph 4 of the opinion letter furnished to you of even date herewith and subject to the terms of such opinion), and we make no representation that we have independently verified the accuracy, completeness or fairness of such statements. Without limiting the foregoing, we assume no responsibility for, and have not independently verified the accuracy, completeness or fairness of the financial statements and schedules and other financial, technical, operating and industry-related data (including, without limitation, information regarding the Company’s and the Mexican Subsidiaries’ mining reserves), included in the Registration Statement, the General Disclosure Package and the Final Prospectus, and we have not examined the accounting and financial records from which such financial statements, schedules and data are derived.

However, based upon our review of the Registration Statement, the General Disclosure Package and the Final Prospectus, considered in the light of our understanding of the applicable Mexican federal laws and policy and the experience we have gained through our practice in Mexico thereunder, and our participation in the aforementioned discussions; we advise you, solely with respect to the Mexican Subsidiaries, that nothing has come to our attention that causes us to believe that: (i) the Registration Statement or any amendment thereto as of the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Final Prospectus or any amendment thereto, as of the date thereof and as of the date of this letter, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the General Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We make no statement as to the financial statements and notes thereto and financial schedules and other financial, technical, operating and industry-related data included in the Registration Statement, the Final Prospectus and the General Disclosure Package or omitted therefrom.

Exhibit B-2

We are attorneys authorized to practice laws in Mexico. We therefore express no opinion as to any laws other than the federal laws of Mexico in effect as of the date hereof. In particular, we express no view with respect to, under, or in connection with, the United States securities laws and regulations, or the interpretation thereof or practice thereunder.

We assume no obligation to supplement this letter after the date hereof. The views contained herein are limited to the matters expressly stated herein, in each case as of the date hereof, and no view or statement may be inferred or may be implied beyond such matter.

This letter is delivered to you solely for your benefit in connection with the offering by the Company of the Offered Securities. This letter may not be used, circulated, transmitted, quoted or otherwise referred to for any other purpose, or relied upon by any other person without our prior written consent.

Very truly yours,

González Calvillo, S.C.

Exhibit B-2

Exhibit “A”
Mexican Subsidiaries

9.	Minera México, S.A. de C.V.

10.	Buenavista del Cobre, S.A. de C.V.

11.	Industrial Minera México, S.A. de C.V.

12.	Mexicana de Cobre, S.A. de C.V.

13.	Mexicana del Arco, S.A. de C.V.

14.	Operadora de Minas e Instalaciones Mineras, S.A. de C.V.

15.	Servicios de Apoyo Administrativo, S.A. de C.V.

16.	Operaciones Mineras y Metalúrgicas de Sonora, S.A. de C.V.

Exhibit B-2

EXHIBIT C-1

Form of Opinion of Rodrigo, Elías & Medrano Abogados

Peruvian Counsel to the Company

April [___], 2015

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

United States of America

Morgan Stanley & Co. LLC

1585 Broadway

New York, NY 10036

United States of America

HSBC Securities (USA) Inc.

452 Fifth Avenue

New York, NY 10018

United States of America

Merrill Lynch, Pierce, Fenner & Smith

       Incorporated

One Bryant Park

New York, NY 10036

United States of America

UBS Securities LLC

1285 Avenue of the Americas

New York, NY 10019

United States of America

as Representatives of the several Underwriters

Ladies and gentlemen:

We have acted as special Peruvian counsel to Southern Copper Corporation, a corporation organized under the laws of the State of Delaware, United States of America (the “Company”), in connection with the offer and sale by the Company of US$[___] [___]% Notes due 2025 (the “2025 Notes”) and US$[___] [___]% Notes due 2045 (the “2045 Notes” and, together with the 2025 Notes, the “Offered Securities”), pursuant to an Underwriting Agreement dated April [___], 2015, entered into by and among the Company and you, as Representatives of the several Underwriters (the “Underwriting Agreement”). This opinion letter is furnished pursuant to Section 7(f) of the Underwriting Agreement. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the Underwriting Agreement.

Exhibit C-1

In rendering the opinions expressed below we have examined an executed copy (or a copy certified to our satisfaction) of the following documents (the “Transaction Documents”):

(a)	the Underwriting Agreement;

(b)	the Indentures;

(c)	the Offered Securities;

(d)	the Registration Statement;

(e)	the General Disclosure Package, including the documents incorporated by reference therein; and

(f)	the Final Prospectus, including the documents incorporated by reference therein.

In addition, we have examined the following documents:

(y)	the corporate documents of the Company regarding the establishment and registration of Southern Peru Copper Corporation Sucursal del Perú as a branch to conduct the operations of the Company in the Republic of Peru (“SPCC Peru Branch”); and

(z)	all such other documents, agreements and instruments, and such Peruvian laws, rules and regulations, as we have deemed relevant or appropriate in connection with the giving of this opinion letter.

In such examination we have assumed without any independent investigation or verification of any kind (i) the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to the original documents of all documents submitted to us as certified, photostatic, electronic or facsimile copies, (ii) the due authorization, execution and delivery of the Underwriting Agreement, the Indentures and the Offered Securities by each of the parties thereto, (iii) that the performance of the Underwriting Agreement, the Indentures and the Offered Securities is within the capacity and powers of each of the parties thereto, and (iv) the legality, validity, binding nature and enforceability of the Underwriting Agreement, the Indentures and the Offered Securities under the laws of the State of New York, United States of America. Also, we have relied on and assume the accuracy of the documents we have examined, including without limitation the representations and warranties as to matters of fact and the covenants contained in the Underwriting Agreement, the Indentures and the Offered Securities and the certificates or other documents delivered in connection therewith or herewith.

We have further assumed that the execution, delivery and performance by the parties to the Underwriting Agreement, the Indentures and the Offered Securities (i) do not require any notice to, or filing or registration by, the Company or any of the other parties to the Underwriting Agreement, the Indentures or the Offered Securities with, or the grant of any approval or consent to the Company or any of the other parties to the Underwriting Agreement, the Indentures or the Offered Securities of, any court or governmental agency, authority or body that has not been made or obtained other than any court or governmental agency, authority or body in the Republic of Peru, and (ii) do not violate or conflict with any law or regulation of any governmental agency, authority or body of any jurisdiction other than those in force and effect in the Republic of Peru.

Exhibit C-1

We express no opinion as to any laws other than the laws of the Republic of Peru and we have assumed that there is nothing in any other law or jurisdiction that affects our opinion. In particular we have made no independent investigation of the laws of the United States of America or any jurisdiction thereof as a basis for the opinions expressed below and do not express or imply any opinion on or based on the criteria or standards provided for in such laws.

As to questions of fact material to the opinions expressed below, we have not undertaken an independent verification and have solely relied upon originals or copies, certified or otherwise identified to our satisfaction, of all such corporate records of SPCC Peru Branch and such other instruments or certificates of public officials, officers and representatives of the Company and SPCC Peru Branch and such other persons as we have deemed necessary or appropriate for the opinions expressed below.

We express no view as to any transaction, fact or situation in which the Company or SPCC Peru Branch has been involved outside of the Republic of Peru, except to the extent that any such transaction, fact or situation implicates Peruvian applicable law, in which case we have reviewed such transaction, fact or situation only with respect to the implications thereof under Peruvian applicable law.

We assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of the financial statements and schedules and other financial and accounting data included in the Transaction Documents, and we have not examined the accounting and financial records from which such financial statements, schedules and data are derived.

Based upon the foregoing and subject to the qualifications set forth below, we are of the opinion that:

1.	SPCC Peru Branch is duly registered in the Republic of Peru as a foreign branch of the Company under the laws of the Republic of Peru.

2.	Under the laws of the Republic of Peru, SPCC Peru Branch has full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the General Disclosure Package and the Final Prospectus.

3.	To our knowledge, there is no pending or threatened action, investigation, suit or proceeding by or before any Peruvian court or governmental agency, authority or body or any arbitrator involving SPCC Peru Branch or its property that, if determined adversely thereto, would individually or in the aggregate have a Material Adverse Effect, except as set forth in or contemplated by the Registration Statement, the General Disclosure Package or the Final Prospectus.

4.	No consent, approval, authorization, filing, order, registration or qualification of or with any Peruvian court or governmental agency or body, or any Peruvian self-regulating organization or exchange by or in respect of the Company or SPCC Peru Branch or any of the Underwriters (or any agent thereof), is required in connection with the entering into the transactions contemplated by the Underwriting Agreement, the Indentures or the Offered Securities.

Exhibit C-1

5.	The statements included in the Form 10-K as filed by the Company with the U.S. Securities and Exchange Commission for the year ended December 31, 2014, under the headings (including the information referenced or incorporated by reference therein) “Item 1. Business—Labor Force—Peru”, “Item 1. Business—Fuel, Electricity and Water Supplies-Peru”, “Item 1. Business—Environmental Matters”, “Item 1. Business—Mining Rights and Concessions—Peru”, “Item 1A. Risk Factors—Operational risks—Our Company is subject to health and safety laws which may restrict our operations, result in operational delays or increase our operating costs and adversely affect our financial results of operations”, “Item 1A. Risk Factors—Operational risks—We may be adversely affected by labor disputes”, “Item 1A. Risk Factors—Operational risks—Our mining or metal production projects may be subject to additional costs due to community actions and other factors”, “Item 1A. Risk Factors—Operational risks—Environmental, regulatory response to climate change, and other regulations may increase our costs of doing business, restrict our operations or result in operational delays”, “Item 1A. Risk Factors—Other risks—Unanticipated litigation or negative developments in pending litigation or with respect to other contingencies may adversely affect our financial condition and results of operations”, “Item 1A. Risk Factors—Risks Associated with Doing Business in Peru and Mexico—There is uncertainty as to the termination and renewal of our mining concessions”, “Item 1A. Risk Factors—Risks Associated with Doing Business in Peru and Mexico—Peruvian economic and political conditions may have an adverse impact on our business”, “Item 1A. Risk Factors—Risks Associated with Doing Business in Peru and Mexico—Peruvian inflation and fluctuations in the nuevo sol exchange rate may adversely affect our financial condition and results of operations” and “Item 3. Legal Proceedings”, insofar as such statements purport to summarize or relate to provisions of Peruvian laws or regulations, are accurate and fair summaries of such laws or regulations in all material respects.

6.	The Underwriters will not, under current Peruvian law, be deemed to be a resident of Peru and subject to taxation in Peru by reason solely of the execution, delivery, performance or enforcement of the Underwriting Agreement.

7.	No stamp or other taxes or duties and no capital gains, income, stock exchange, value-added, withholding or other similar taxes, levies, imposts, deductions or charges are payable in the Republic of Peru or any political subdivision thereof or to any authority having power to tax therein (a) on or by virtue of execution, delivery or performance by the Company or enforcement of the Underwriting Agreement, the Indentures, the Offered Securities or any other document to be furnished thereunder, (b) on the sale or delivery of the Offered Securities by the Company to the Underwriters or the initial resales thereof by the Underwriters in the manner contemplated by the Underwriting Agreement, the General Disclosure Package and the Final Prospectus, or (c) on any payment to be made pursuant to the Underwriting Agreement or the Indentures.

8.	To our knowledge, neither the execution and delivery of the Underwriting Agreement and the Indentures, nor the issuance and sale of the Offered Securities, nor the consummation of any other of the transactions contemplated in the Underwriting Agreement and the Indentures, nor the fulfillment of the terms of the Underwriting Agreement and the Indentures will conflict with, result in a breach or violation of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of SPCC Peru Branch pursuant to, (a) the registration of SPCC Peru Branch in the Republic of Peru as a foreign branch of the Company, or (b) any Peruvian statute, law, rule, regulation or any judgment, order or decree applicable to SPCC Peru Branch of any court, governmental agency, authority or body, arbitrator or other authority having jurisdiction over SPCC Peru Branch or any of its properties.

Exhibit C-1

9.	A judgment against the Company, including SPCC Peru Branch, obtained from a court sitting in the State of New York, United States of America, will be recognized and enforceable against the Company, including SPCC Peru Branch, in the competent courts of the Republic of Peru without re-examination, review of the merits of the cause of action in respect of which such judgment was given or re-litigation of the merits adjudicated upon, provided that:

(a)	the judgment does not resolve matters under the exclusive jurisdiction of Peruvian courts;

(b)	such court had jurisdiction under its own conflict of laws rules and under international rules on jurisdiction;

(c)	the defendant was served in accordance with the laws of the place where such foreign court sits, was granted a reasonable opportunity to appear before such foreign court, and was guaranteed due process rights;

(d)	the judgment has the status of res judicata in the jurisdiction of the court rendering such judgment;

(e)	there is no pending litigation in the Republic of Peru between the same parties for the same dispute, which shall have been initiated before the commencement of the proceeding that concluded with the foreign judgment;

(f)	the judgment is not incompatible with another enforceable judgment unless such foreign judgment was rendered first;

(g)	the judgment is not contrary to public order or good morals; and

(h)	it is not proven that such foreign courts deny enforcement of Peruvian judgments or engage in a review of the merits thereof.

We are not aware of any reason why the enforcement in the Republic of Peru of such a judgment in respect of the Underwriting Agreement, the Indentures or the Offered Securities would be contrary to public order or good morals of the Republic of Peru.

10.	Neither SPCC Peru Branch nor any of its properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the Republic of Peru.

The opinions expressed above are subject to the following qualifications:

A.	In accordance with general principles of civil procedural law of the Republic of Peru the rules of evidence in any judicial proceeding cannot be modified by agreement of the parties.

Exhibit C-1

B.	The term “enforceable” means that the obligations assumed by the Company under the Underwriting Agreement, the Indentures and the Offered Securities are of a type that the courts of the Republic of Peru enforce. It does not mean that those obligations will necessarily be enforceable in all circumstances in accordance with their terms.

C.	Except as specifically stated herein, we give no opinion with regard to any representation made by the Company in the Underwriting Agreement or otherwise.

This opinion letter shall in no way be construed as stating any view, express or implied, based upon the securities laws (federal or state) of the United States of America, the interpretation thereof or the practice thereunder, with respect to which we have no knowledge or understanding. The language included above is included herein as a matter of convention only but shall not be interpreted or construed as stating any view under any securities laws or any other legal provision (federal or state) of the United States of America.

The opinions expressed above are limited to the laws of the Republic of Peru as currently in effect. The opinions expressed above are given as of the date hereof and we undertake no obligation to supplement this opinion letter if any applicable law changes after the date hereof or if we become aware of any facts that might change the opinions expressed above after the date hereof or for any other reason.

This opinion letter is provided to each of you by us in our capacity as special Peruvian counsel to the Company and may not be relied upon by any other person for any purpose other than in connection with the transactions contemplated by the Underwriting Agreement without, in each instance, our prior written consent.

Very truly yours,

Exhibit C-1

EXHIBIT C-2

Form of 10b-5 Letter of Rodrigo, Elías & Medrano Abogados

Peruvian Counsel to the Company

April [___], 2015

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

United States of America

Morgan Stanley & Co. LLC

1585 Broadway

New York, NY 10036

United States of America

HSBC Securities (USA) Inc.

452 Fifth Avenue

New York, NY 10018

United States of America

Merrill Lynch, Pierce, Fenner & Smith

       Incorporated

One Bryant Park

New York, NY 10036

United States of America

UBS Securities LLC

1285 Avenue of the Americas

New York, NY 10019

United States of America

as Representatives of the several Underwriters

Ladies and gentlemen:

We have been engaged as special Peruvian counsel to Southern Copper Corporation, a corporation organized under the laws of the State of Delaware, United States of America (the “Company”), in connection with the offer and sale by the Company of US$[___] [___]% Notes due 2025 (the “2025 Notes”) and US$[___] [___]% Notes due 2045 (the “2045 Notes” and, together with the 2025 Notes, the “Offered Securities”), pursuant to an Underwriting Agreement dated April [___], 2015, entered into by and among the Company and you, as Representatives of the several Underwriters (the “Underwriting Agreement”). This letter is furnished pursuant to Section 7(f) of the Underwriting Agreement. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the Underwriting Agreement.

Exhibit C-2

As special Peruvian counsel to the Company we have examined such documents and records as we have deemed appropriate, including copies of (i) the registration statement on Form S-3 (File No. 333-203237) relating to the Offered Securities and other securities of the Company filed by the Company with the U.S. Securities and Exchange Commission on April 3, 2015 (the “Registration Statement”), (ii) the prospectus, dated April 3, 2015, which forms a part of and is included in the Registration Statement (the “Base Prospectus”), (iii) the preliminary prospectus supplement, dated April [___], 2015 (together with the Base Prospectus, the “Preliminary Prospectus”), relating to the Offered Securities, and (iv) the prospectus supplement, dated April [___], 2015, relating to the Offered Securities (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”). We also have examined the documents identified on Schedule I hereto relating to the Offered Securities (the documents in Schedule I hereto and the Preliminary Prospectus are collectively hereinafter referred as the “General Disclosure Package”), and such other documents as we deemed appropriate. As special Peruvian legal counsel to the Company we have participated in conference calls with your representatives and representatives of the Company, your international, Mexican and Peruvian counsel, the Company’s international and Mexican counsel and the Company’s independent public accountants at which the contents of the Registration Statement, the Prospectus and the General Disclosure Package and related matters were discussed.

The purpose of our professional engagement was to render legal services on Peruvian legal matters in connection with, among other things, the Registration Statement, the Prospectus and the General Disclosure Package and not to establish or confirm factual, financial, accounting, operating or statistical matters set forth in the Registration Statement, the Prospectus or the General Disclosure Package and we have not undertaken any obligation to verify any such matters set forth in the Registration Statement, the Prospectus or the General Disclosure Package. Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Prospectus and the General Disclosure Package are not related to Peruvian legal matters.

Subject to the foregoing and to the following paragraphs, we confirm to each of you that, in the course of performing the services referred to above, nothing came to our attention that caused us to believe that (i) the Registration Statement (including the documents incorporated by reference therein) or any amendment thereto, as of the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading, (ii) the Prospectus (including the documents incorporated by reference therein) or any amendment thereto, as of the date thereof and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) the General Disclosure Package (including the documents incorporated by reference therein), as of the Applicable Time, contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the General Disclosure Package (except to the extent expressly set forth in numbered paragraph 5 of our opinion letter to you of even date herewith) and we do not express any belief with respect to the financial statements or other financial or accounting data or the operating data contained in or omitted from the Registration Statement, the Prospectus or the General Disclosure Package.

Exhibit C-2

We are attorneys authorized to practice law in the Republic of Peru. We therefore express no view with respect to any laws other than the laws of the Republic of Peru as currently in effect. In particular we express no view with respect to, under, or in connection with, the securities laws (federal or state) of the United States of America, the interpretation thereof or the practice thereunder, with respect to which we have no knowledge or understanding.

The views contained herein are limited to the matters expressly stated in this letter and no view or statement may be inferred or may be implied beyond such matters. We undertake no obligation to supplement this letter after the date hereof.

This letter is being furnished only to each of you at the request of our client the Company, is solely for your benefit in your capacity as Representatives of the several Underwriters and is not to be used, quoted, relied upon or otherwise referred to by any other person (including any person purchasing any of the Offered Securities (or beneficial interests therein) from you or any of your affiliates or any other investor therein) or for any other purpose other than in connection with the transactions contemplated by the Underwriting Agreement without, in each instance, our prior written consent.

Very truly yours,

Exhibit C-2

Schedule I

General Use Free Writing Prospectus containing the final terms sheet relating to the offering of the Offered Securities, dated April [___], 2015, filed by the Company with the U.S. Securities and Exchange Commission on April [___], 2015.

Exhibit C-2